As filed with the Securities and Exchange Commission on April 19, 2024

1933 Act File No. 333-

1940 Act File No. 811-23955

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	Amendment No.

First Eagle Municipal High Income Fund

(Exact name of Registrant as Specified in Charter)

1345 Avenue of the Americas, New York, NY 10105

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 698-3300

David P. O’Connor

c/o First Eagle Investment Management, LLC

1345 Avenue of the Americas

New York, NY 10105

(Name and Address of Agent for Service)

Copies of Communications to:

David W. Blass, Esq.

Nathan Briggs, Esq.

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box. ☐

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than Securities offered in connection with a dividend reinvestment plan, check the following box. ☐

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☐

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c).

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“1940 Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the 1940 Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the 1940 Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the 1940 Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED APRIL 19, 2024

PRELIMINARY PROSPECTUS    , 2024

[●] SHARES

FIRST EAGLE MUNICIPAL HIGH INCOME FUND

Common Shares

$[20.00] per Share

Investment Objectives. First Eagle Municipal High Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to provide high current income exempt from regular federal incomes taxes. The Fund’s secondary objective is capital appreciation when consistent with the Fund’s primary investment objective. There can be no assurance that the Fund will achieve its investment objectives or that our investment strategies will be successful.

Investment Adviser. First Eagle Investment Management, LLC, or the Adviser, is a private investment firm registered as an investment adviser with the Securities and Exchange Commission, or the SEC, that serves as the Fund’s investment adviser. The Adviser oversees the management of our activities and is responsible for making investment decisions for our portfolio.

Investment Strategies. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax (the “80% policy”). Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds. (Continued on following page)

No Prior History. Because the Fund is newly organized, its common shares of beneficial interest, or Common Shares, have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value, or NAV. This risk of loss due to the discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the initial public offering. We anticipate that the Fund’s Common Shares will be approved for listing on the New York Stock Exchange. The trading or “ticker” symbol is “ .”

This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s Common Shares involves certain risks. You could lose some or all of your investment. See “Risks” beginning on page 49 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 1 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share			Total (1)
Public offering price	$	[20.00	]	$
Sales Load (2)	$	None		$
Proceeds to us (3)	$	[20.00	]	$
Offering Expenses	$			$

The underwriters expect to deliver Common Shares to purchasers on or about    , 2024.

(1)

The Fund has granted the underwriters an option to purchase up to    additional Common Shares at the public offering price within 45 days from the date of this prospectus solely to cover over-allotments, if any. See “Underwriting.”

(2)

The Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of $    per share to the underwriters in connection with this offering. Separately, the Adviser (and not the Fund) has agreed to pay, from its own assets, an upfront structuring fee to    , an upfront fee to    , and may pay certain other qualifying underwriters a structuring fee, a syndication fee, a sales incentive fee or other additional compensation in connection with the offering. These fees and compensation are not reflected under “Sales Load” in the table above. See “Underwriting — Compensation to be Paid by the Adviser.”

(3)

The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

[Underwriters]

The date of this prospectus is     , 2024.

Investment Strategies (Continued from prior page). The Fund will invest significantly in lower-quality municipal bonds. While the Fund may invest in securities with any investment rating, under normal market conditions, the Fund will invest at least 65% of its total assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. In doing so, the Fund may invest in below investment grade municipal bonds (those rated BB+/Ba1 or lower), commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its total assets in defaulted municipal bonds.

The Fund intends to employ effective leverage through investments in securities issued by tender option bond (“TOB”) programs, total return swaps, interest rate swaps, credit default swaps, credit default swap indices, a line of credit and reverse repurchase agreements.

Under normal circumstances, the Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. While the Fund may invest in securities with any time to maturity, the Fund intends to be a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

In deciding whether to sell a security, the Adviser considers various factors related to the market and the portfolio, which may include whether: a security has become overvalued; the Adviser detects credit deterioration or modifies its portfolio strategy, such as sector and/or state allocations; or a security exceeds the portfolio’s diversification targets.

The Fund expects that it will make investments across various sectors, including in tax obligation (which may include general obligation bonds, special tax bonds and tax allocation revenue securities), education, transportation and industrial revenue securities.

The Fund may invest in zero coupon bonds. The Fund may also invest (typically for hedging purposes or to manage the effective maturity or duration of the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns) in derivative instruments such as options, futures contracts and options on futures contracts, and interest rate swaps.

Limited Term. The Fund’s Agreement and Declaration of Trust provides that the Fund terminates on the first business day of the month that follows the fifteenth anniversary of the effective date of the Fund’s initial registration statement, which is currently anticipated to be    , 2039 (the “Stated Termination Date”); however, the Board of Trustees of the Fund (the “Board” or “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) may vote to extend the term of the Fund (i) once for up to one year, and (ii) once for up to an additional six months to a date up to and including 18 months after the Stated Termination Date (in the event of any such extension, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”); furthermore, the Board of Trustees may determine to cause the Fund to conduct a tender offer to all holders of outstanding Common Shares (“Common Shareholders”) as of a date within the 12 months preceding the Termination Date (an “Eligible Tender Offer”). At the time of the Eligible Tender Offer, the Board of Trustees will determine the minimum net assets the Fund must retain following the Eligible Tender Offer to ensure the Fund’s continued viability (the “Termination Threshold”). If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. If an Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time, subject to the terms and conditions described herein. If the purchase of all shares properly tendered and not withdrawn would result in the Fund’s net assets being less than the Termination Threshold, the Eligible Tender Offer will not be completed, the Fund will, no later than the Termination Date, cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to common shareholders of record in one or more distributions. The Fund’s investment objectives are not designed to return to common shareholders their original net asset value (“NAV”) or purchase price. See “Prospectus Summary — Limited Term; Eligible Tender Offer” and “Risks — Limited Term and Tender Offer Risks.”

Tender Offers. Subject to applicable law and approval of the Board of Trustees, following the [ ] anniversary of the date of this prospectus [through one year prior to the dissolution date], the Fund expects to offer to repurchase on an annual basis [ ]% of the Fund’s outstanding Common Shares at net asset value. The Adviser may recommend that the Board approve repurchases of Common Shares more frequently than annually and may also recommend a different amount and price for the tender offer at its discretion. Each tender offer will be contingent upon the Fund having at least $[ ] total assets as of a date as determined by the Board in its discretion. The Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act. While the Fund expects to offer to repurchase Shares from shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases, including the amounts thereof, will be conducted at the sole discretion of the Board.

Leverage. The Fund currently intends, subject to favorable market conditions, to add leverage to its portfolio through the use of TOB Trusts (as defined herein) and, within its first year of operations, by issuing preferred shares of beneficial interest (“Preferred Shares”). The Fund may also choose to add leverage through the use of reverse repurchase agreements, selling credit default swaps, dollar rolls/buy backs or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may issue Preferred Shares without the approval of holders of Common Shares. If and when the Fund issues Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts, total return swaps and other derivative transactions. The Fund intends to utilize certain kinds of leverage, including, without limitation, TOB Trusts, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to increase its leverage through the issuance of Preferred Shares and, if and when used, may later decrease the leverage that it maintains through any outstanding Preferred Shares through redemptions or tender offers. The Fund may or may not determine to replace reduced leverage (whether via reductions in outstanding Preferred Shares or otherwise) through other sources. By using leverage, the Fund seeks to obtain a higher return for Common Shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks and costs involved. There can be no assurance that a leveraging strategy will be used or that it will be successful during any period in which it is employed. See “Leverage.”

Fund Distributions. The Fund currently intends to declare and pay monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors, including expenses related to the Fund’s use of leverage. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. The Fund also intends to declare and pay any taxable capital gains or other taxable distributions once a year at year end. See “Distributions.”

You should read this prospectus, which concisely sets forth information about the Fund, before deciding whether to invest in the Common Shares and retain it for future reference. A Statement of Additional Information, or SAI, dated     , 2024, containing additional information about the Fund has been filed with the SEC, and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI by calling (800) 937-5449 or by writing to the Fund. You can get the same information for free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov. The Fund does not post a copy of the SAI on its website because the Common Shares are not continuously offered, which means the SAI will not be updated after the completion of this offering and the information contained in the SAI will become outdated. In addition, you may request copies of the Fund’s semi-annual and annual reports or other information about the Fund or make shareholder inquiries by calling Shareholder Services at (800) 937-5449. The Fund’s annual and semi-annual reports, when produced, will be available on the Fund’s website ([●]) free of charge. Information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The references in this prospectus to the SEC’s website are not intended to and do not include or incorporate by reference into this prospectus the information on that website or in those reports. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

You should rely only on the information contained in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund has not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Changes to the information contained in this prospectus may occur after that date.

The Common Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

TRADEMARKS

This prospectus contains trademarks and service marks owned by the Adviser. This prospectus may also contain trademarks and service marks owned by third parties.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (“SAI”) prior to making an investment in the Fund, especially the information set forth under the heading “Risks.” Unless indicated otherwise in this prospectus or the context requires otherwise, the terms:

the “Fund,” “we,” “us” and “our” refer to First Eagle Municipal High Income Fund;

“First Eagle” refers collectively to First Eagle Holdings, Inc. and its subsidiaries and other affiliated entities; and

“Adviser” and our “investment adviser” refer to First Eagle Investment Management, LLC, an affiliate of First Eagle Holdings, Inc.

Unless indicated otherwise, the information in this prospectus assumes no exercise by the underwriters of their over-allotment option.

The Fund	The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

The Offering	The Fund is offering common shares of beneficial interest of the Fund (“Common Shares”) at [$20.00] per share through a group of underwriters (the “Underwriters”) led by . In this prospectus, we refer to holders of Common Shares as “Common Shareholders.” The Adviser has agreed to pay, from its own assets, compensation of $ per share to the Underwriters in connection with this offering. Separately the Adviser has agreed to pay, from its own assets, an upfront structuring fee to , an upfront fee to , and may pay certain other qualifying underwriters a structuring fee, a syndication fee, a sales incentive fee or other additional compensation in connection with the offering. See “Underwriting — Compensation to be Paid by the Adviser.” In addition, the Adviser will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

The minimum required purchase by each investor is 100 shares ($2,000). The Fund has given the Underwriters an option to purchase up to additional Common Shares within 45 days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriting.”

You should consult with your own professional advisors as to the legal, tax, financial or other matters relevant to your decision to invest in Common Shares.

Investment Objective	Our primary investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is our secondary objective when consistent with our primary objective. There can be no assurance that we will achieve our investment objectives or that our investment strategies will be successful.

Investment Strategies	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax (the “80% policy”). The Fund’s investments in derivatives and other instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories that pay interest that is exempt from regular federal personal income tax and may include all types of municipal bonds.

The Fund will invest significantly in lower-quality municipal bonds. While the Fund may invest in securities with any investment rating, under normal market conditions, the Fund will invest at least 65% of its total assets in low-to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. The Fund also may invest in below investment grade municipal bonds (those rated BB+/Ba1 or lower), commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its total assets in defaulted municipal bonds.

The Fund intends to employ effective leverage through investments in securities issued by tender option bond (“TOB”) programs, total return swaps, interest rate swaps, credit default swaps, credit default swap indices, a line of credit and reverse repurchase agreements.

Under normal circumstances, the Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. While the Fund may invest in securities with any time to maturity, the Fund intends to be a long-term bond fund and, as such, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

In deciding whether to sell a security, the Adviser considers various factors related to the market and the portfolio, which may include whether: a security has become overvalued; the Adviser detects credit deterioration or modifies its portfolio strategy, such as sector and/or state allocations; or a security exceeds the portfolio’s diversification targets.

The Fund expects that it will make investments across various sectors, including in tax obligation (which may include general obligation bonds, special tax bonds and tax allocation revenue securities), education, transportation and industrial revenue securities.

The Fund may invest in zero coupon bonds. The Fund may also invest (typically for hedging purposes or to manage the effective maturity or duration of the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or enhance returns) in derivative instruments such as options, futures contracts and options on futures contracts, and interest rate swaps.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by the Board of Trustees without prior shareholder approval.

For a discussion of risk factors that may affect the Fund’s ability to achieve its investment objectives, see “Risks.”

Portfolio Contents	The Fund will invest its assets in a portfolio of municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB programs, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. See the “Portfolio Contents” section of the Prospectus for additional information.

Municipal Securities. Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal securities may also be issued to finance and refinance privately owned facilities, such as housing, medical and educational construction, or for privately owned transportation, electric utility and pollution control projects deemed to serve a public purpose. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds or securities issued by TOB programs; or acquired through investments in pooled vehicles, partnerships or other investment companies.

The market value of a municipal security will generally depend upon its form, maturity, call features and interest rate, as well as the credit quality or credit rating of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

Most municipal securities generate income that is exempt from regular U.S. federal income tax. The Fund may also invest in municipal securities that are subject to regular federal income tax. Although municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax, taxable municipal bonds are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term. See “Portfolio Contents — Municipal Securities.”

U.S. Treasury Securities. The Fund may also invest in U.S. Government direct obligations. U.S. Government direct obligations are issued by the United States Treasury and include bills, notes and bonds. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity. Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years. Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

Debt Instruments. The Fund can invest in all types of debt securities, including corporate bonds, convertible bonds, broadly syndicated loans, structured notes, credit-linked notes, loan assignments and participations, U.S. and foreign government bonds and mortgage- and asset-backed securities. The Fund may invest in debt instruments paying a fixed or fluctuating rate of interest. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income instruments it may hold.

High Yield Debt Instruments. The Fund may invest in lower-rated debt instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “high yield instruments” or “junk bonds”) and instruments that are not rated. Such high yield instruments may include corporate bonds and loans, municipal bonds and mortgage-backed and asset-backed securities. A more complete description of the characteristics of bonds and other instruments in each rating category is included in Appendix A to the SAI.

Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. See “Risks — High Yield Risk.”

Derivatives. The Fund may utilize various derivative instruments in pursuit of its investment objectives. Such instruments include options, futures contracts and options on futures contracts, and interest rate swaps. The Adviser may use these and other derivatives for hedging and for investment purposes. See “Investment Policies and Techniques of the Fund — Derivative Transactions” in the SAI.

Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocations and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value in connection with new rules requiring that treatment, which come into effect in 2025).

General Obligation and Revenue Bonds. General obligation bonds are general obligations of a governmental entity that are secured by the entity’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are not supported by an issuer’s power to levy taxes and are payable only from the revenues derived from specific projects, authorities or facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source.

Education Revenue Bonds. Education revenue bonds are payable from and secured by revenues derived from the operation of schools, colleges and universities and their revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Payment on education revenue bonds may be adversely affected by litigation contesting the state constitutionality of financing public education in part from ad valorem taxes. Risks related to college and university obligations include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Industrial Revenue Bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. The proceeds from the issuance of an industrial revenue bond are directed to a private, for-profit business and the industrial revenue bond is backed by the credit and security of the private, for-profit business. Payment on industrial revenue bonds may be adversely affected by the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, and delays in modernization, labor relations, government regulations and e-commerce initiatives. Industrial issuers may also be affected by factors more specific to their individual industries.

Special Tax Bonds. Special tax bonds are payable from and secured by revenues received by a municipality from a particular tax. Examples of special taxes are tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. In addition, if spending on the particular goods or services that are subject to the special tax decrease, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Revenue Securities. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Tax allocation bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Payment on tax allocation bonds may be adversely affected by variations in taxable values of property in a project area, successful appeals by property owners of assessed valuations, substantial delinquencies in the payment of property taxes, or imposition of any constitutional or legislative property tax rate decrease.

Transportation Facility Revenue Bonds. Transportation facility revenue bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Payment on bonds related to airports and other facilities is dependent on fees received from signatory airlines use agreements (which consist of annual payments for leases, occupancy of certain terminal space and service fees), user fees from ports, tolls on turnpikes and bridges and rents from buildings. The revenue earned from these fees may be reduced by increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

TOB Trusts. The Fund may invest in securities issued by TOB programs. In these programs, a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds (a “TOB Trust”) typically issues two classes of beneficial interests or securities, floating rate securities (“Floaters”; also known as tender option bonds) and inverse floating rate securities (“Inverse Floaters”; also known as residual interest certificates). Both classes of beneficial interests are represented by trust certificates. A TOB Trust uses the proceeds of such issuances to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. Service providers of such TOB Trusts may have recourse against the Fund in certain cases, such as if the Fund holds recourse Inverse Floaters. The Fund may invest in both non-recourse and recourse Inverse Floaters to leverage its portfolio.

Other Securities. The Fund may invest in other securities, including commercial paper, securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and other privately placed securities, and other debt securities subject to federal income tax, including privately negotiated debt obligations with respect to which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as specific securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The rate of interest on an income-producing security may be fixed, floating or variable. The Fund may also engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities

For a discussion of risk factors relating to the foregoing investments, see “Risks.”

Investment Policies	Under normal circumstances:

•	The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax;

•

The Fund will invest at least 65% of its total assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. In doing so, the Fund may invest significantly in below investment grade municipal bonds (those rated BB+/Ba1 or lower), commonly referred to as “high yield” or “junk” bonds;

•	The Fund may invest up to 10% of total assets in defaulted municipal bonds;

•	The Fund may invest in securities issued by TOB Trusts, such as Floaters and Inverse Floaters;

•	The Fund may invest in zero coupon bonds;

•	The Fund may invest in derivative instruments such as options, futures, contracts and options on futures contracts and interest rate swaps; and

•	The Fund may invest in securities with any investment rating or time to maturity.

The foregoing policies apply only at the time of any new investment.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the period in which the net proceeds of this offering of Common Shares are first being invested (the “invest-up period”), the “wind-down” period (the approximately six month period during which the Fund is transitioning its portfolio as the Fund’s termination approaches) or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may invest up to 100% of its assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives and may deviate from its investment policies under these circumstances. There can be no assurance that such techniques will be successful.

The Fund may not change its 80% policy unless it provides shareholders with at least 60 days’ written notice of such change.

Tender Offers	Subject to applicable law and approval of the Board of Trustees, following the [18 month] anniversary of the date of this prospectus [through one year prior to the dissolution date], the Fund expects to offer to repurchase on an annual basis [ ]% of the Fund’s outstanding Common Shares at net asset value. The Adviser may recommend that the Board approve repurchases of Common Shares more frequently than annually and may also recommend a different amount and price for the tender offer at its discretion. Each tender offer will be contingent upon the Fund having at least $[ ] total assets as of a date as determined by the Board in its discretion. The Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act. While the Fund expects to offer to repurchase Shares from shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases, including the amounts thereof, will be conducted at the sole discretion of the Board.

Limited Term; Eligible Tender Offer	The Fund’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), provides that the Fund will have a limited period of existence and will terminate as of the close of business on the first business day of the month that follows the fifteenth anniversary of the effective date of the initial registration statement of the Fund, which is currently anticipated to be , 2039 (the “Stated Termination Date”); provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees with notice to the shareholders, extend the Fund’s term (1) once for up to one year, and (2) once for up to an additional six months to a date up to and including 18 months after the Stated Termination Date (in the event that the term of the Fund has been so extended, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”); furthermore, notwithstanding the foregoing, the Board of Trustees may determine to cause the Fund to conduct an Eligible Tender Offer (as defined below). If the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees, provide that the Fund may continue without limitation of time, subject to the terms and conditions described below. If an Eligible Tender Offer is not conducted, the Fund will, no later than the Termination Date, cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions.

Eligible Tender Offer. The Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to all holders of outstanding Common Shares as of a date within the 12 months preceding the Termination Date. If the tender offer is completed, Common Shareholders who properly tender Common Shares in the Eligible Tender Offer will receive a purchase price equal to the net asset value (“NAV”) per share on the expiration date of the Eligible Tender Offer. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding Common Shares held by each Common Shareholder. At the time of the Eligible Tender Offer, the Board of Trustees will determine the minimum net assets the Fund must retain following the Eligible Tender Offer to ensure the Fund’s continued viability (the “Termination Threshold”). The Termination Threshold will be based on prevailing market conditions at the time of the Eligible Tender Offer.

If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time. See “Risks — Limited Term and Tender Offer Risks.” In making this decision, the Board of Trustees will take such actions with respect to the Fund’s continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert the Fund to have a continued existence without limitation of time.

If the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold if the Eligible Tender Offer were consummated, the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date.

Any Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the Declaration of Trust, the 1940 Act, the 1934 Act, and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act).

Termination, Liquidation. Unless the Fund’s existence is continued without limitation of time, as described under “ — Eligible Tender Offer” above, no later than the Termination Date, the Fund will cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions. In determining whether to extend the Fund’s term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the Fund’s operations.

The Adviser will seek to manage the Fund’s investment portfolio consistent with the Fund’s obligation to cease operations on the Termination Date. To that end, the Adviser intends to seek investments that it reasonably expects can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments. As the Termination Date approaches, the Adviser expects to seek to liquidate the Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund’s monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objectives or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to Common Shareholders in connection with its termination or paid to participating Common Shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than such Common Shareholders’ original investment. The Fund’s final distribution to Common Shareholders on the Termination Date and the amount paid to participating Common Shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s NAV at such time, and initial investors and any investors that purchase Common Shares after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund’s investments, the Fund may be unable to liquidate certain of its investments until the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to Common Shareholders as part of the Fund’s final distribution. Any such liquidating trust is not expected to be a registered investment company. In addition, interests in the liquidating trust are expected to be nontransferable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of the Common Shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risks — Limited Term and Tender Offer Risks.”

First Eagle and the Adviser	First Eagle is dedicated to providing prudent stewardship of client assets. First Eagle focuses on active and fundamental investing, with a strong emphasis on downside protection and without adhering to a specific benchmark. Over a long history dating back to 1864, First Eagle has helped its clients avoid permanent impairment of capital and earn attractive returns through varied economic cycles — a tradition that is central to its mission today. First Eagle’s investment capabilities include equity, fixed income and currencies, alternative credit and real assets strategies. For more information, please visit www.firsteagle.com.

The Adviser. Our investment activity is managed by our investment adviser, an affiliate of First Eagle. Based in New York City since 1937, First Eagle, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in First Eagle is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle and the Adviser through BCP CC Holdings. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Private Credit Fund, other pooled vehicles, corporations, and major retirement plans. As of December 31, 2023, the Adviser had over $90.1 billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105. The Adviser will receive an annual management fee, payable monthly, in an amount equal to [ ]% of the total assets of the Fund, minus the sum of its accrued liabilities

(other than Fund liabilities incurred for the express purpose of creating leverage) (“Managed Assets”). See “Management of the Trust — Investment Adviser.”

Leverage	The Fund currently intends, subject to favorable market conditions, to add leverage to its portfolio through the use of TOB Trusts and, within its first year of operations, by issuing preferred shares of beneficial interest (“Preferred Shares”). The Fund may also choose to add leverage through the use of reverse repurchase agreements, selling, credit default swaps, dollar rolls/buy backs or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts, total return swaps and other derivative transactions.

The Fund intends to utilize certain kinds of leverage, including, without limitation, TOB Trusts, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to increase its leverage through the issuance of Preferred Shares and, if and when used, may later decrease the leverage that it maintains through any outstanding Preferred Shares through redemptions or tender offers. The Fund may or may not determine to replace reduced leverage (whether via reductions in outstanding Preferred Shares or otherwise) through other sources. The Fund may issue Preferred Shares without the approval of the Common Shareholders. If and when the Fund issues Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The net proceeds the Fund obtains from the use of TOB Trusts, the issuance of any Preferred Shares or other forms of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of the leverage it utilizes and the dividend rates payable on any Preferred Shares, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Subject to the limitations of the 1940 Act and the rules thereunder and the conditions of any Preferred Shares issued by the Fund, the Fund may engage without limit in leverage transactions. During its first year of operations, the Fund intends, subject to favorable market conditions, to add leverage to its portfolio by issuing Preferred Shares and utilizing TOB Trusts, such that the leverage initially obtained represents approximately [ ]% of the Fund’s Managed Assets.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless, immediately after such issuance, the value of the Fund’s Managed Assets is at least 200% of the liquidation value of any outstanding Preferred Shares and the newly issued Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s Managed Assets). In addition, should Preferred Shares be issued, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s Managed Assets satisfies the above-referenced 200% coverage requirement.

The Fund may enter into derivatives or other transactions that may provide leverage (other than through the issuance of Preferred Shares or bank borrowing). Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) regulates a registered investment company’s use of derivatives and certain other transactions that create future payment and/or delivery obligations by the Fund. The Derivatives Rule prescribes specific value-at-risk (“VaR”) leverage limits that are expected to apply to the Fund at inception (although the Fund in the future could qualify for the Limited Derivatives User Exception (as described in this prospectus). VaR is an estimate of potential losses on an instrument or portfolio over a specified time horizon and at a given confidence level. The Fund may apply a relative VaR test or an absolute VaR test (if the Fund’s derivatives risk manager determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test). The limit under the relative VaR test when the Fund has outstanding Preferred Shares is 250% (or 200% when no Preferred Shares are outstanding) of the VaR of a designated reference portfolio, which, very generally, may be a designated unleveraged index or the Fund’s securities portfolio excluding derivatives. If applicable, the limit under the absolute VaR test when the Fund has outstanding Preferred Shares is 25% (or 20% when no Preferred Shares are outstanding) of the value of the Fund’s net assets. The Derivatives Rule also requires the Fund to appoint a derivatives risk manager, maintain a derivatives risk management program (“DRMP”) designed to identify, assess, and reasonably manage the risks associated with transactions covered by the rule, and abide by certain Board and other reporting obligations and recordkeeping requirements. With respect to reverse repurchase agreements or other similar financing transactions (including investments in TOB Trusts (“TOB financings”)) in particular, the Derivatives Rule permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements, TOB financings and similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements, TOB financings and similar financing transactions as derivatives transactions for all purposes under the Derivatives Rule. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with the Derivatives Rule and expects to treat all reverse repurchase agreements, TOB financings and similar financing transactions as derivative transactions at inception, although it could at any time elect to instead enter into such transactions in accordance with the asset coverage requirements of Section 18 of the 1940 Act. Compliance with the Derivatives Rule could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including assets attributable to such leverage). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders.

If and when the Fund issues Preferred Shares, the Fund’s ability to utilize leverage may also be limited by asset coverage requirements and other guidelines imposed by the terms of the Preferred Shares and may be imposed by rating agencies that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. Please see “Description of Capital Structure and Shares—Preferred Shares.”

Leveraging is a speculative technique, and there are special risks and costs involved. The Fund cannot assure you that its use of various forms of leverage (such as TOB Trusts), including its anticipated issuance of Preferred Shares, will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, dividends paid on any Preferred Shares (including any Preferred Shareholder Gross-Up (as defined and described below)) and interest and other expenses borne by the Fund with respect to its use of TOB Trusts or other forms of leverage are borne by the Common Shareholders (and not by preferred shareholders, if any) and result in a reduction of the net asset value of the Common Shares. The terms of such Preferred Shares may provide that, in the event less than the entire amount of any particular dividend distribution paid pursuant to the stated rate were to consist of “exempt-interest dividends” (i.e., if a portion of any particular dividend were to derive from ordinary income or capital gain, including short-term capital gain taxable as ordinary income when distributed), the amount of such dividend would increase by an amount (a “Preferred Shareholder Gross-Up”) such that the after-tax amount of such dividend, as increased by the Preferred Shareholder Gross-Up, would equal the total amount the holder of such Preferred Shares would have received if the dividend at the stated rate had consisted entirely of “exempt-interest dividends.” Any Preferred Shareholder Gross-Up would reduce the amount that would otherwise be distributable to Common Shareholders. In addition, because the fees received by the Adviser are based on the Managed Assets of the Fund, which includes total assets of the Fund (including assets attributable to TOB Trusts, borrowings, Preferred Shares that may be outstanding, if any, any reverse repurchase agreements and dollar rolls/buy backs), the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., TOB Trusts and Preferred Shares), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand. See “Risks — Leverage Risk.”

Distributions	The Fund intends to pay monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors, including expenses related to the Fund’s use of leverage, as applicable. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s dividend policy could change. For each taxable year, the Fund will distribute all or substantially all of its net investment income (after it pays for any expenses related to the Fund’s use of leverage). The Fund expects to declare its initial Common Share distribution within approximately 30 days following the completion of this offering, and to pay that distribution on or about [ ], [ ], depending on market conditions.

In addition, the Fund intends to distribute, at least annually, all or substantially all of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and taxable ordinary income, if any, to Common Shareholders so long as the net capital gain and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any preferred shares then outstanding or pay any interest and required principal payments on borrowings. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s current and accumulated earnings and profits, the excess would generally be treated by Common Shareholders as a return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price. You may elect to reinvest automatically some or all of your distributions in additional Common Shares under the Fund’s Dividend Reinvestment Plan.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Provided the Fund satisfies certain requirements, each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund may treat the retained capital gain amount as a substitute for equivalent cash distributions. See “Distributions” and “Dividend Reinvestment Plan.”

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders, upon a determination by the Fund’s Board of Trustees that such change is in the best interests of the Fund and its Common Shareholders.

Dividend Reinvestment Plan	Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Listing	We anticipate that the Common Shares will be approved for listing on the New York Stock Exchange under the trading or “ticker” symbol “ ”.

Administrator, Custodian, Transfer Agent and Dividend Disbursing Agent	The Administrator, [ ], will provide the administrative services necessary for us to operate. [ ] serves as our custodian, and [ ] serves as our transfer agent, dividend disbursement agent, and dividend reinvestment plan agent. See “Custodian and Transfer Agent,” “Dividend Reinvestment Plan” and “Administration and Accounting Services.”

Principal Risk Considerations	Investing in our Common Shares involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

Credit and Interest Rate Risk. The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Recent market conditions and events, including increases in interest rates, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. During periods of decreasing or prolonged low interest rates, financial markets in which the Fund invests could be negatively affected by, for example, increased volatility, reduced value and liquidity of the Fund’s investments, and perceptions of broader economic decline. In addition, there is risk of significant future rate moves and related economic and market impacts. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

Municipal Bond Risk. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in municipal bonds. Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest.

High Yield Risk. Debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, may be subject to greater levels of interest rate, credit (including issuer default) and liquidity risk than investment grade securities and may experience extreme price fluctuations. The securities of such issuers may be considered speculative and the ability of such issuers to pay their debts on schedule may be uncertain.

Municipal Issuer- and Project-Specific Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market. Additionally, the municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

Limited Term and Tender Offer Risks. The Fund is scheduled to terminate as of the Stated Termination Date. The Fund’s investment objectives are not designed to return to Common Shareholders their original NAV or purchase price. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

If the Fund conducts an Eligible Tender Offer, and the tender offer is completed, it is anticipated that funds to pay the aggregate purchase price of Common Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. The risks related to the disposition of portfolio investments in connection with termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it may be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. See “Tax Matters.” The purchase of Common Shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board of Trustees may provide that the Fund may continue without limitation of time, upon the affirmative vote of a majority of the Board of Trustees and without a vote of shareholders. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV. See “Risks — Market Discount from Net Asset Value Risk.”

The Fund’s final distribution to Common Shareholders upon termination of the Fund will be based upon the Fund’s NAV at the Termination Date. Any investors who purchase Common Shares in this offering, and any investors who purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders may be significantly less than their original investment.

Because the Fund will invest in high yield or below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date. See “Risks — High Yield Risk.”

Investment and Market Discount Risk. An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Tender Offer Risk. Although the Adviser currently expects that, [following the [ ] anniversary of the date of this Prospectus through the start of the “wind-down” period], it will recommend to the Board that the Fund offer to repurchase on an annual basis [ ]% of the Fund’s outstanding Common Shares at net asset value, no assurances can be given that the Fund will do so. Additionally, there is no guarantee that an investor will be able to sell all of its Common Shares in a tender offer that the investor desires to sell.

If the Fund conducts tender offers, it may be required to sell its more liquid, higher quality traded securities to purchase the Common Shares that are tendered, which may increase risks for remaining common shareholders and increase Fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of Common Shares pursuant to any tender offers. There can be no assurance, however, that the Fund will be able to obtain such financing for tender offers if it attempts to do so. The use of leverage to finance the repurchase of Common Shares will further increase the Fund’s expenses borne by shareholders of the Fund, in addition to the increase in expenses per share that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses.

Illiquid Investments Risks. Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. In addition, brokers and dealers have decreased their inventories of municipal bonds in recent years. This could limit the Adviser’s ability to buy or sell municipal bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Adviser’s ability to buy or sell bonds. As a result, the Adviser may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

Call Risk. The Fund may be subject to the risk that an issuer will exercise its right to pay principal on a debt obligation (such as a convertible security) that is held by the Fund earlier than expected.

This may happen when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities.

Changes in Debt Ratings Risk. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return.

Defaulted Securities Risk. The Fund may invest in securities of issuers that are experiencing significant financial or business difficulties, including issuers involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to an issuer in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time.

Derivatives Risk. Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. The Fund may at times also purchase derivatives linked to relevant market indices as either a hedge or for investment purposes. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The price of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.

Portfolio Turnover Risk. The Adviser manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

Leverage Risk. The Fund’s use of leverage creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to any outstanding Preferred Shares or the net proceeds that the Fund obtains from its use of TOB Trusts, derivatives or other forms of leverage, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. Dividends payable with respect to any Preferred Shares outstanding and interest expense payable by the Fund with respect to any TOB Trusts, derivatives and other forms of leverage will generally be based on shorter-term interest rates that would be periodically reset. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on TOB Trusts and the dividend rate on any outstanding Preferred Shares, including the Preferred Shareholder Gross-Up) could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any Preferred Shares issued by the Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

•	The likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

The possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

The effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

If and when the Fund issues Preferred Shares, the Fund will be required to satisfy certain asset coverage requirements in connection with its use of Preferred Shares, including those imposed by regulatory and rating agency requirements. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for any such Preferred Shares or the risk of the Preferred Shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on any Preferred Shares outstanding. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of any Preferred Shares it issues. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. Any Preferred Shares, TOB Trusts, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.

If and when the Fund issues Preferred Shares, the Fund will pay (and the Common Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of Preferred Shares. In addition, holders of any Preferred Shares issued by the Fund would have complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, preferred shareholders, voting separately as a single class, would have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the Preferred Shares are unpaid, and would also have separate class voting rights on certain matters. Accordingly, preferred shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.

Because the fees received by the Adviser are based on Managed Assets, the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., Preferred Shares and TOB Trusts), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

Options Risk. The Fund may engage in various options transactions in which the Fund typically seeks to limit investment risk by purchasing the right to buy or sell, or by selling the obligation to buy or sell, a security at a set price in the future. The Fund pays a premium when buying options and receives a premium when selling options. When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected.

Swaps Risk. Swap agreements (including interest rate, total return, credit default and index) are derivatives contracts where the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. In addition to the risks generally applicable to derivatives, risks associated with swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements. In addition, interest rate swaps may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. Interest rate swaps may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the floating rate benchmarks, which may affect the utility of interest rate swaps as a hedge.

Recent Market Events Risk. There have been multiple periods in recent decades of high levels of stress and volatility in financial markets. While stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, periods of market volatility, restrictive credit conditions, lack of confidence in key market participants, and broadly negative sentiment, sometimes limited to a particular sector or a geography, continue to recur. The value and liquidity of the Fund’s portfolio holdings may fluctuate in response to events specific to the company’s issuers or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad. Political changes, trade policies and trade disputes (including sanctions), tax and budget policies, debt disputes, geopolitical developments, environmental and public health events, and central bank actions (including withdrawals, or “tapering,” of market support and changes in interest rate targets) have all at times represented sources of stress and instability in world economies and markets. Markets may be volatile, and prices of individual securities and other investments, including those of a particular type, may decline significantly and rapidly in response to adverse issuer, political, regulatory, market, economic or other developments, public perceptions concerning these developments, and adverse investor sentiment or publicity. Recent market conditions and events, including a global public health crisis, wars and armed conflicts and actions taken by governments in response, may exacerbate volatility. Rapid changes in prices or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the price or time of its choosing and can result in losses. Changes in prices may be temporary or may last for extended periods.

For example, Russia’s military campaign in Ukraine resulted in broad-based sanctions by the U.S. and other countries and rapid price movements in sectors (such as energy) where Russian companies are important market participants, with related impacts both globally and regionally. Also, for example, the COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in

Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine, Israel and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the European Monetary Union (the “EMU”), continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Reference Rate Transition Risk. The London Interbank Offered Rate, or “LIBOR,” has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor.

Tax Risk. The Fund intends to elect to be treated as a “regulated investment company” (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that are distributed to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC, and can limit the Fund’s ability to qualify as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC. Income and gains from certain of the Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If the Fund were to treat income or gain from a particular investment or activity as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for regular federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations the interest on which is exempt from regular federal income tax under section 103(a) of the Code as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Alternative Minimum Tax Risk. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.

Cybersecurity Risk. The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data.

Income Risk. The Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security, or default of an issuer of a security. During periods of increasing or prolonged high interest rates, among other things, borrowing costs may increase, fewer issuances of securities and decreased liquidity may occur and/or an issuer of a security may be unable to refinance existing debt obligations and/or make income payments. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Inverse Floaters Risk. The Fund may invest in Inverse Floaters. Typically, Inverse Floaters represent beneficial interests in a TOB Trust. See “Portfolio Contents — TOB Trusts.” In general, income on Inverse Floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in Inverse Floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, Inverse Floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in Inverse Floaters issued by TOB Trusts that have recourse to the Fund. In the Adviser’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party granting liquidity to the holders of Floaters in the TOB Trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the TOB Trust requires such an agreement because the level of leverage in the TOB Trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the TOB Trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party granting liquidity to the holders of Floaters of the TOB Trust, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. In such instances, the Fund may be at risk of loss that exceeds its investment in the Inverse Floaters.

The Fund’s investments in Inverse Floaters issued by TOB Trusts that have recourse to the Fund may be highly leveraged. The structure and degree to which the Fund’s Inverse Floaters are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal security. In the event of a significant decline in the value of an underlying security, the Fund may suffer losses in excess of the amount of its investment (up to an amount equal to the value of the municipal securities underlying the Inverse Floaters) as a result of liquidating TOB Trusts or other collateral required to maintain the Fund’s anticipated leverage ratio.

The Fund’s investment in Inverse Floaters will create leverage, which will create an opportunity for increased Common Share net income and returns, but will also create the possibility that Common Share long-term returns will be diminished if the cost of leverage exceeds the return on the Inverse Floaters purchased by the Fund. Inverse Floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a TOB Trust. The market price of Inverse Floaters is more volatile than the underlying securities due to leverage. The leverage attributable to such Inverse Floaters may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value and market price of the Common Share may be greater for a fund (like the Fund) that relies primarily on Inverse Floaters to achieve a desired leverage ratio. The Fund may be required to sell its Inverse Floaters at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a TOB Trust are not actively trading due to adverse market conditions;

•	If TOB Trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding TOB Trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Lease Obligation Risk. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

TOB Regulatory Risk. The federal banking regulators, the SEC and the CFTC in recent years have adopted rules and regulations that have impacted or may impact TOB Trusts and securities issued by such trusts, including most notably the so-called “Volcker Rule”, added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB Trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB Trusts, before the compliance date for the Volcker Rule, are no longer permitted under the standard TOB Trust structure. To be compliant with the Volcker Rule, the standard TOB Trust structure has been modified since the Rule’s adoption (i) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (ii) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of the inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third party administrator, which would generate additional costs relative to the standard TOB Trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB Trusts in adverse market scenarios more likely, may make the use of TOB Trusts more expensive and, overall, may make it more difficult to use TOB Trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB Trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Tax-Exempt Status Risk. The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Unrated Bond Risk. The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that unrated securities may be difficult to sell promptly at an acceptable price.

Valuation Risk. The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero-Coupon Bond Risk. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to qualify for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Anti-Takeover Provisions Risk. The Declaration of Trust and the Fund’s by-laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or to change the composition of the Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. Additionally, there can be no assurance that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund.

See “Risks” beginning on page [ ] and information included elsewhere in this prospectus for a description of these and other risks and uncertainties.

FEES AND EXPENSES

The following table shows estimated Fund expenses as a percentage of net assets attributable to Common Shares. The purpose of the following table and the example below is to help you understand the fees and expenses (annualized) that an investor in Common Shares of the Fund would bear, directly or indirectly, as a result of this offering. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues [●] Common Shares. If the Fund issues fewer shares, the estimated expenses as a percentage of net assets attributable to Common Shares may increase. The Fund’s actual expenses may vary from the estimated expenses shown in the table. See “Management of the Fund.”

Common Shareholder Transaction Expenses (as a percentage of offering price):

Sales Load Paid by You (1)	None
Offering Expenses Borne by You (2)	None
Dividend Reinvestment Plan Expenses(3)	None
Total Shareholder Transaction Expenses	%

Annual Expenses (as a percentage of net assets attributable to Common Shares):

Management Fees	[	●]%(4)
Interest Payments on Borrowed Funds	[	●]%(5)
Dividend and Other Costs on Preferred Shares	[	●]%(6)
Other Expenses	[	●]%(7)
Total Annual Expenses	[	●]%

(1)

The Adviser has agreed to pay, from its own assets, (a) compensation of $    per share to the Underwriters in connection with this offering and separately (b) an upfront structuring fee to    , an upfront structuring fee to each    of    ,, an upfront fee    to    and may pay certain other qualifying underwriters a structuring fee, sales incentive fee or other additional compensation in connection with the offering. See “Underwriters—Compensation to be Paid by the Adviser.”

(2)

The Adviser has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

(3)

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

(4)

Our management fee is [ ]% of the Managed Assets, monthly. See “Investment Advisory Agreement.” [The Adviser has voluntarily agreed to waive its right to receive the management fee for a [3-6 month] period following the effectiveness of the registration statement. This voluntary management fee waiver is not reflected in the fees and expenses table above.]

(5)

Based on estimated levels of utilization of TOB Trusts throughout the Fund’s first year of operations in an amount equal to [ ]% of the Fund’s total assets, at an estimated annual interest rate to the Fund of [●]% (based on estimated market interest rates under current market conditions). The actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of TOB Trusts and other forms of leverage and variations in market interest rates. Borrowing expense is required to be treated as an expense of the Fund for accounting purposes and is not payable to the Adviser.

(6)

Assumes that the Fund will issue preferred shares in its first year of operations in an amount equal to [ ]% of the Fund’s total assets, at an estimated annual cost to the Fund of [ ]% (based on estimated preferred share dividend rates under current market conditions, and including the amortization of estimated preferred share offering costs of $[ ] over the expected [ ] term of the preferred shares). There is no assurance that the Fund will issue preferred shares as currently intended, and the actual dividend rate paid on any preferred shares issued by the Fund will vary over time in accordance with variations in market interest rates.
(7)

“Other Expenses” are based on estimated amounts for the current fiscal year and include estimated overhead expenses, including payments under the Administration Agreement with our Administrator (See “Administration and Accounting Services”). [Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%, in the aggregate.]

Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of [●]% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years	10 years

$[●]	$[●]	$[●]	$[●]

This example should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on April 4, 2024, pursuant to the Fund’s Declaration of Trust (as amended and restated, the “Declaration of Trust”). As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, NY 10105, and its telephone number is (212) 698-3300.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and its Common Shares have not previously been offered. Therefore, the Fund does not have any financial history. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are available.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[●] ($[●] if the Underwriters exercise the over-allotment option in full). The Adviser has agreed to pay all of the Fund’s organizational expenses and all offering costs associated with this offering, which amount to a total of $[●]. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objectives and policies (as stated below) within [●] months after the completion of this offering; however, under certain circumstances, including but not limited to, adverse market conditions, lack of supply and lack of ability to secure the most attractive investment opportunities for investors, the Fund may take up to [●] months after completion of this offering to invest substantially all of the net proceeds in investments that meet the Fund’s investment objectives and policies. The precise timing will depend on the availability of investment opportunities that are consistent with the Fund’s investment objectives and strategies. Until we are able to find such investment opportunities, we intend to invest the net proceeds of this offering primarily in high quality, short-term, municipal or other tax-exempt securities, although the Fund may, if necessary, also invest in other high-quality, short-term securities.

THE FUND’S INVESTMENTS

Investment Objectives

Our primary investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is our secondary objective when consistent with our primary objective. There can be no assurance that we will achieve our investment objectives or that our investment strategies will be successful.

Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax (the “80% policy”). The Fund’s investments in derivatives and other instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. Such municipal bonds may include obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases.

The Fund will invest significantly in lower-quality municipal bonds. While the Fund may invest in securities with any investment rating, under normal market conditions, the Fund will invest at least 65% of its total assets in low-to medium- quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. The Fund may invest in below investment grade municipal bonds (those rated BB+/Ba1 or lower), commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its total assets in defaulted municipal bonds.

The Fund intends to employ effective leverage through investments in securities issued by TOB programs, total return swaps, interest rate swaps, credit default swaps, credit default swap indices, a line of credit and reverse repurchase agreements.

Under normal circumstances, the Fund may invest without limit in securities that generate income taxable to those shareholders subject to the federal alternative minimum tax. Maturity measures the time until the final payment on a bond is due. While the Fund may invest in securities with any time to maturity, the Fund intends to be a long-term bond fund and, as such, in pursuit of its investment objectives, will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of greater than 10 years.

In deciding whether to sell a security, the Adviser considers various factors related to the market and the portfolio, which may include whether: a security has become overvalued; the Adviser detects credit deterioration or modifies its portfolio strategy, such as sector and/or state allocations; or a security exceeds the portfolio’s diversification targets.

The Fund expects that it will make investments across various sectors, including in tax obligation (which may include general obligation bonds, special tax bonds and tax allocation revenue securities), education, transportation and industrial revenue securities.

The Fund may invest in zero coupon bonds. The Fund may also invest (typically for hedging purposes or to manage the effective maturity or duration of the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns) in derivative instruments such as options, futures contracts and options on futures contracts, and interest rate swaps.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by the Board of Trustees without prior shareholder approval.

For a discussion of risk factors that may affect the Fund’s ability to achieve its investment objectives, see “Risks.”

Investment Policies

Under normal circumstances:

•	The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax;

•

The Fund will invest at least 65% of its total assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated, judged by the Adviser to be of comparable quality. In doing so, the Fund may invest significantly in below investment grade municipal bonds (those rated BB+/Ba1 or lower), commonly referred to as “high yield” or “junk” bonds;

•	The Fund may invest up to 10% of its total assets in defaulted municipal bonds;

•	The Fund may invest issued by TOB Trusts, such as Floaters and Inverse Floaters;

•	The Fund may invest in zero coupon bonds;

•	The Fund may invest in derivative instruments such as options, futures, contracts and options on futures contracts and interest rate swaps; and

•	The Fund may invest in securities with any investment rating or time to maturity.

The foregoing policies apply only at the time of any new investment.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the period in which the net proceeds of this offering of Common Shares are first being invested (the “invest-up period”), the “wind-down” period (the approximately six month period during which the Fund is transitioning its portfolio as the Fund’s termination approaches) or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may invest up to 100% of its assets in liquid, short-term investments, including high quality, short-term securities. The Fund may not achieve its investment objectives and may deviate from its investment policies under these circumstances. There can be no assurance that such techniques will be successful.

The Fund may not change its 80% policy unless it provides shareholders with at least 60 days’ written notice of such change.

Portfolio Contents

The Fund will invest its assets in a portfolio of municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB Trusts, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax. The principal types of investments in which we expect to invest are described below.

Municipal Securities.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal securities may also be issued to finance and refinance privately owned facilities, such as housing, medical and educational construction, or for privately owned transportation, electric utility and pollution control projects deemed to serve a public purpose. Municipal securities may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds or securities issued by TOB programs; or acquired through investments in pooled vehicles, partnerships or other investment companies.

The market value of a municipal security will generally depend upon its form, maturity, call features and interest rate, as well as the credit quality or credit rating of the issuer, all such factors examined in the context of the municipal securities market and interest rate levels and trends.

Most municipal securities generate income that is exempt from regular U.S. federal income tax. The Fund may also invest in municipal securities that are subject to regular federal income tax. Although municipal bonds issued to finance activities with a broad public purpose are generally exempt from federal income tax, taxable municipal bonds are issued to finance activities with less significant benefits to the public, such as the construction of sports facilities, and as such the interest paid to holders of such bonds is taxable as ordinary income. Many taxable municipal bonds offer yields comparable to those of other taxable bonds, such as corporate and agency bonds. Taxable municipal bonds may be rated investment-grade or below investment-grade and pay interest based on fixed or floating rate coupons. Maturities may range from long-term to short-term.

U.S. Treasury Securities.

The Fund may also invest in U.S. Government direct obligations. U.S. Government direct obligation are issued by the United States Treasury and include bills, notes and bonds. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity. Treasury notes are longer-term interest-bearing obligations with original maturities of one to seven years. Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

Debt Instruments.

The Fund can invest in all types of debt securities, including corporate bonds, convertible bonds, broadly syndicated loans, structured notes, credit-linked notes, loan assignments and participations, U.S. and foreign government bonds and mortgage- and asset-backed securities. The Fund may invest in debt instruments paying a fixed or fluctuating rate of interest. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income instruments it may hold.

High Yield Debt Instruments.

The Fund may invest in lower-rated debt instruments (i.e., instruments rated BB+ or lower by S&P or Ba1 or lower by Moody’s, commonly called “high yield instruments” or “junk bonds”) and instruments that are not rated. Such high yield instruments may include corporate bonds and loans, municipal bonds and mortgage-backed and asset-backed securities. A more complete description of the characteristics of bonds and other instruments in each rating category is included in Appendix A to the SAI.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objectives may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities.

Derivatives.

The Fund may utilize various derivative instruments in pursuit of its investment objectives. Such instruments include options, futures contracts and options on futures contracts and interest rate swaps. The Adviser may use these and other derivatives for hedging and for investment purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among others, individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes.

Assuming the position pays interest income that is exempt from regular federal personal income tax, the Fund can “count” relevant derivative positions towards its “80% of assets” allocations and, in doing so, values each position at the price at which it is held on the Fund’s books (generally market price, but anticipates valuing each such position for purposes of assessing compliance with this test at notional value in connection with new rules requiring that treatment, which come into effect in 2025).

General Obligation and Revenue Bonds.

General obligation bonds are general obligations of a governmental entity that are secured by the entity’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are not supported by an issuer’s power to levy taxes and are payable only from the revenues derived from specific projects, authorities or facilities or, in some cases, from the proceeds of a special excise tax or another specific revenue source.

Education Revenue Bonds.

Education revenue bonds are payable from and secured by revenues derived from the operation of schools, colleges and universities and their revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Payment on education revenue bonds may be adversely affected by litigation contesting the state constitutionality of financing public education in part from ad valorem taxes. Risks related to college and university obligations include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Industrial Revenue Bonds.

Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. The proceeds from the issuance of an industrial revenue bond are directed to a private, for-profit business and the industrial revenue bond is backed by the credit and security of the private, for-profit business. Payment on industrial revenue bonds may be adversely affected by the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, and delays in modernization, labor relations, government regulations and e-commerce initiatives. Industrial issuers may also be affected by factors more specific to their individual industries.

Special Tax Bonds.

Special tax bonds are payable from and secured by revenues received by a municipality from a particular tax. Examples of special taxes are tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. In addition, if spending on the particular goods or services that are subject to the special tax decrease, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Revenue Securities.

Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Tax allocation bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Payment on tax allocation bonds may be adversely affected by variations in taxable values of property in a project area, successful appeals by property owners of assessed valuations, substantial delinquencies in the payment of property taxes, or imposition of any constitutional or legislative property tax rate decrease.

Transportation Facility Revenue Bonds.

Transportation facility revenue bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Payment on bonds related to airports and other facilities is dependent on fees received from signatory airlines use agreements (which consist of annual payments for leases, occupancy of certain terminal space and service fees), user fees from ports, tolls on turnpikes and bridges and rents from buildings. The revenue earned from these fees may be reduced by increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Municipal Lease Obligations.

Municipal lease obligations are issued by state and local governments or authorities to finance the acquisition of land, equipment and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Municipal lease obligations, a type of municipal security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.

Illiquid Instruments.

The Fund may invest in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities.

Loans.

The Fund may make loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral.

Asset-Backed Securities.

The Fund may invest in, or have exposure to, asset-backed securities (“ABS”), which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.

The Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations.

The Fund may invest in each of collateralized bond obligations (“CBO”), collateralized loan obligations (“CLO”), other collateralized debt obligations (“CDO”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of ABS. A CBO is a trust that is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high-yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

Rule 144A Securities.

The Fund may invest in securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the Securities Act.

Structured Notes and Related Instruments.

The Fund may invest in “structured” notes and other related instruments, which are privately negotiated debt obligations in which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.

Reverse Repurchase Agreements.

As described under “Leverage,” the Fund may use, among other things, reverse repurchase agreements to add leverage to its portfolio. Under a reverse repurchase agreement, the Fund sells securities to a bank or broker dealer and agrees to repurchase the securities at a mutually agreed future date and price. Generally, the effect of a reverse repurchase agreement is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities, thereby resulting in a transaction similar to a borrowing and giving rise to leverage for the Fund.

Variable- and Floating-Rate Securities.

Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Zero Coupon Bonds.

Zero coupon and pay-in-kind securities do not immediately produce cash income. These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity. Interest income may be reportable annually, even though no annual payments are made. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

LEVERAGE

The Fund currently intends, subject to favorable market conditions, to add leverage to its portfolio through the use of TOB Trusts and, within its first year of operations, by issuing Preferred Shares. The Fund may also choose to add leverage through the use of reverse repurchase agreements, selling, credit default swaps, dollar rolls/buy backs or borrowings, such as through bank loans or commercial paper and/or other credit facilities. The Fund may also enter into transactions other than those noted above that may give rise to a form of leverage including, among others, futures and forward contracts, total return swaps and other derivative transactions.

The Fund intends to utilize certain kinds of leverage, including, without limitation, TOB Trusts, opportunistically and may choose to increase or decrease, or eliminate entirely, its use of leverage over time and from time to time based on the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors. The Fund may also determine to increase its leverage through the issuance of Preferred Shares and, if and when used, may later decrease the leverage that it maintains through any outstanding Preferred Shares through redemptions or tender offers. The Fund may or may not determine to replace reduced leverage (whether via reductions in outstanding Preferred Shares or otherwise) through other sources. The Fund may issue Preferred Shares without the approval of the Common Shareholders. If and when the Fund issues Preferred Shares in the future, all costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares will be borne by the Common Shareholders, and these costs and expenses may be significant. The net proceeds the Fund obtains from the use of TOB Trusts, the issuance of any Preferred Shares or other forms of leverage will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. So long as the rate of return, net of applicable Fund expenses, on the debt obligations and other investments purchased by the Fund exceeds the dividend rates payable on the Preferred Shares together with the costs to the Fund of the leverage it utilizes and the dividend rates payable on any Preferred Shares, the investment of the Fund’s assets attributable to leverage will generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess may be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged.

Subject to the limitations of the 1940 Act and the rules thereunder and the conditions of any Preferred Shares issued by the Fund, the Fund may engage without limit in leverage transactions. During its first year of operations, the Fund intends, subject to favorable market conditions, to add leverage to its portfolio by issuing Preferred Shares and utilizing TOB Trusts, such that the leverage initially obtained represents approximately [●]% of the Fund’s Managed Assets.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless, immediately after such issuance, the value of the Fund’s Managed Assets is at least 200% of the liquidation value of any outstanding Preferred Shares and the newly issued Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s Managed Assets). In addition, should Preferred Shares be issued, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s Managed Assets satisfies the above-referenced 200% coverage requirement.

The Fund may enter into derivatives or other transactions that may provide leverage (other than through the issuance of Preferred Shares or bank borrowing). The Derivatives Rule regulates a registered investment company’s use of derivatives and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Derivatives Rule prescribes specific VaR leverage limits that are expected to apply to the Fund at inception (although the Fund in the future could qualify for the Limited Derivatives User Exception. VaR is an estimate of potential losses on an instrument or portfolio over a specified time horizon and at a given confidence level. The Fund may apply a relative VaR test or an absolute VaR test (if the Fund’s derivatives risk manager determines that a designated reference portfolio would not provide an appropriate reference portfolio for purposes of the relative VaR test). The limit under the relative VaR test when the Fund has outstanding Preferred Shares is 250% (or 200% when no Preferred Shares are outstanding) of the VaR of a designated reference portfolio, which, very generally, may be a designated unleveraged index or the Fund’s securities portfolio excluding derivatives. If applicable, the limit under the absolute VaR test when the Fund has outstanding Preferred Shares is 25% (or 20% when no Preferred Shares are outstanding) of the value of the Fund’s net assets. The Derivatives Rule also requires the Fund to appoint a derivatives risk manager, maintain a DRMP designed to identify, assess, and reasonably manage the risks associated with transactions covered by the rule, and abide by certain Board and other reporting obligations and recordkeeping requirements. With respect to reverse repurchase agreements or other similar financing transactions (including investments in TOB Trusts (“TOB financings”)) in particular, the Derivatives Rule permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements, TOB financings and similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements, TOB financings and similar financing transactions as derivatives transactions for all purposes under the Derivatives Rule. The Fund has adopted procedures for investing in derivatives and other transactions in compliance with the Derivatives Rule and expects to treat all reverse repurchase agreements, TOB financings and similar financing transactions as derivative transactions at inception, although it could at any time elect to instead enter into such transactions in accordance with the asset coverage requirements of Section 18 of the 1940 Act. Compliance with the Derivatives Rule could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.

The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its Managed Assets. The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders.

If and when the Fund issues Preferred Shares, the Fund’s ability to utilize leverage may also be limited by asset coverage requirements and other guidelines imposed by the terms of the Preferred Shares and may be imposed by rating agencies that provide ratings for the Preferred Shares, which may be more restrictive than the limitations imposed by the 1940 Act noted above. Please see “Description of Capital Structure and Shares—Preferred Shares.”

Leveraging is a speculative technique, and there are special risks and costs involved. The Fund cannot assure you that its use of various forms of leverage (such as investments in TOB Trusts), including its anticipated issuance of Preferred Shares, will be successful or result in a higher yield on your Common Shares. When leverage is used, the net asset value of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, dividends paid on any Preferred Shares (including any Preferred Shareholder Gross-Up) and interest and other expenses borne by the Fund with respect to its use of TOB Trusts or other forms of leverage are borne by the Common Shareholders (and not by preferred shareholders, if any) and result in a reduction of the net asset value of the Common Shares. The terms of such Preferred Shares may provide that, in the event less than the entire amount of any particular dividend distribution paid pursuant to the stated rate were to consist of “exempt-interest dividends” (i.e., if a portion of any particular dividend were to derive from ordinary income or capital gain, including short-term capital gain taxable as ordinary income when distributed), the amount of such dividend would increase by an amount (a “Preferred Shareholder Gross-Up”) such that the after-tax amount of such dividend, as increased by the Preferred Shareholder Gross-Up, would equal the total amount the holder of such Preferred Shares would have received if the dividend at the stated rate had consisted entirely of “exempt-interest dividends.” Any Preferred Shareholder Gross-Up would reduce the amount that would otherwise be distributable to Common Shareholders. In addition, because the fees received by the Adviser are based on the Managed Assets of the Fund, which includes total assets of the Fund (including assets attributable to TOB Trusts, borrowings, Preferred Shares that may be outstanding, if any, any reverse repurchase agreements and dollar rolls/buy backs), the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., TOB Trusts and Preferred Shares), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand. See “Risks — Leverage Risk.”

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

Preferred Shares

The Fund is permitted to leverage its portfolio by issuing Preferred Shares. Under the 1940 Act, the Fund is not permitted to issue Preferred Shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding Preferred Shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding Preferred Shares). In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

The Fund expects that Preferred Shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred Shares, if issued, could include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Fund. The terms of such liquidity feature could require the Fund to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

If Preferred Shares are issued, the Fund may, to the extent possible, purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Preferred Shares of at least

200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a RIC under the Code. If the Fund has Preferred Shares outstanding, two of the Trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Board of Trustees.

If the Fund issues Preferred Shares, the Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares issued by the Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes that the Fund utilizes leverage representing approximately [●]% of the Fund’s total assets at an estimated annual effective interest expense rate of [●]% payable by the Fund on such instruments (based on market conditions). Based on such estimated annual effective interest expense rate, the annual return that the Fund’s portfolio must experience (net of non-interest expenses) in order to cover such costs is [●]%. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed Portfolio Total Return	[-10%]	[-5%]	[0%]	[5%]	[10%]
Common Share Total Return	[●]%	[●]%	[●]%	[●]%	[●]%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a portfolio total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s Common Shares, the value of which is determined by market forces and other factors.

Should the Fund elect to add leverage, any benefits of such leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

RISKS

Investing in our Common Shares involves certain risks. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Common Shares. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The risks set forth below are not the only risks we face, and we may face other risks that we have not yet identified, which we do not currently deem material or which are not yet predictable. If any of the following risks occur, our NAV and the price per share of our Common Shares could decline, and you may lose all or part of your investment.

No Operating History Risk — The Fund is a newly organized, [non-diversified], closed-end management investment company with no operating history. As a result, prospective investors have no track record or history upon which to base their investment decision. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives, that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially. The 1940 Act and the Code impose numerous constraints on the operations of RICs that do not apply to certain of the other investment vehicles managed by the Adviser. Qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. The Adviser has a limited operating history under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objectives.

Credit and Interest Rate Risk — All debt obligations are subject to credit risk and interest rate risk. The value of the Fund’s portfolio may fluctuate in response to the risk that the issuer of a debt instrument will not be able to make payments of interest and principal when due. The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. The Fund will invest in debt instruments that are below investment grade, commonly known as “high yield” or “junk” bonds, which are considered speculative, and carry a higher risk of default. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. A debt instrument’s “duration” is a way of measuring a debt instrument’s sensitivity to a potential change in interest rates. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. Generally, debt instruments with long maturities and low coupons have the longest durations. Longer-duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. For example, if a debt instrument has a duration of five years and interest rates increase (decrease) by 1%, then the value of that debt instrument would be expected to decline (increase) by approximately 5%.

The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions and extended durations (i.e., extension risk). A low interest rate environment may prevent the Fund from providing a positive yield. Recent market conditions and events, including increases in interest rates, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. During periods of decreasing or prolonged low interest rates, financial markets in which the Fund invests could be negatively affected by, for example, increased volatility, reduced value and liquidity of the Fund’s investments, and perceptions of broader economic decline. When interest rates fall, the Fund may also face prepayment risk, meaning that an obligor will pay certain obligations more quickly than originally expected, and the Fund may have to invest the proceeds in securities with lower yields. In addition, there is risk of significant future rate moves and related economic and market impacts. The rapid development and fluidity of these or other events may affect the economies of many nations, individual issuers and the global markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time.

Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of an issuer’s securities.

Municipal Bond Risk — The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) under normal market conditions in municipal bonds. Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest.

The Fund may invest in trust certificates issued in TOB programs. In these programs, a special purpose trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that the Fund will not be considered the owner of a TOB for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain TOB Trusts may be less liquid or may become less liquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status. The Fund’s investment in the securities issued by a TOB Trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. TOB Trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a TOB program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.

Like other bonds, municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of principal, the Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase the Fund’s operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. Municipal bonds may have lower overall liquidity than other types of bonds, and there may be less publicly available and timely information about the financial condition of municipal issuers than for issuers of other securities.

High Yield Risk — Debt instruments that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. In the event of a high yield issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. Prices of high yield instruments are subject to extreme price fluctuations and are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt instruments. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt instruments, especially in a thinly traded market. Analyses of the creditworthiness of issuers of lower-rated debt instruments may be more complex than for issuers of higher-rated instruments, and the ability of the Fund to achieve its investment objectives may, to the extent of investment in lower-rated debt instruments, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated instruments. Certain debt instruments that have not been rated also are considered by the Adviser to be equivalent to below investment grade (often referred to as “high yield” or “junk” bonds). Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objectives may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower quality debt securities.

Municipal Issuer- and Project-Specific Risk — The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in general obligation bonds, particularly if there is a large concentration from issuers in a single state. This is because the value of municipal securities can be significantly affected by the political, economic, legal, and legislative realities of the particular issuer’s locality or municipal sector events. Similarly, changes to state or federal regulation tied to a specific sector, such as the hospital sector, could have an impact on the revenue stream for a given subset of the market. Additionally, the municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics. From time to time, the Fund’s investments may include securities that alone, or together with securities held by other funds or accounts managed by the Adviser, represent a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a desirable time or price.

Limited Term and Tender Offer Risks — The Fund is scheduled to terminate as of the Stated Termination Date. The Fund’s investment objectives are not designed to return to Common Shareholders their original NAV or purchase price. Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

If the Fund conducts an Eligible Tender Offer, and the tender offer is completed, it is anticipated that funds to pay the aggregate purchase price of Common Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. The risks related to the disposition of portfolio investments in connection with termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it may be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering Common Shareholders. See “Tax Matters.” The purchase of Common Shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Common Shareholders. All Common

Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.

The Fund is not required to conduct an Eligible Tender Offer. If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. Following the completion of an Eligible Tender Offer in which the number of tendered Common Shares would result in the Fund’s net assets totaling greater than the Termination Threshold, the Board of Trustees may provide that the Fund may continue without limitation of time, upon the affirmative vote of a majority of the Board of Trustees and without a vote of shareholders. The Adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Common Shareholders may only be able to sell their Common Shares at a discount to NAV.

The Fund’s final distribution to Common Shareholders upon termination of the Fund will be based upon the Fund’s NAV at the Termination Date. Any investors who purchase Common Shares in this offering, and any investors who purchase Common Shares after the completion of this offering (particularly if their purchase price differs meaningfully from the original offering price) may receive less than their original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders may be significantly less than their original investment.

Because the Fund will invest in high yield or below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should the Fund portfolio holding default, this may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.

Investment and Market Discount Risk — An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Tender Offer Risks — Although the Adviser currently expects that, [following the [●] anniversary of the date of this Prospectus through the start of the “wind-down” period], it will recommend to the Board that the Fund offer to repurchase on an annual basis [●]% of the Fund’s outstanding Common Shares at net asset value, no assurances can be given that the Fund will do so. Additionally, there is no guarantee that an investor will be able to sell all of its Common Shares in a tender offer that the investor desires to sell.

If the Fund conducts tender offers, it may be required to sell its more liquid, higher quality traded securities to purchase the Common Shares that are tendered, which may increase risks for remaining common shareholders and increase Fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of Common Shares pursuant to any tender offers. There can be no assurance, however, that the Fund will be able to obtain such financing for tender offers if it attempts to do so. The use of leverage to finance the repurchase of Common Shares will further increase the Fund’s expenses borne by shareholders of the Fund, in addition to the increase in expenses per share that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses.

Illiquid Investments Risk — Holding illiquid securities restricts or otherwise limits the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time. Changes in the markets or in regulations governing the trading of illiquid instruments can cause rapid changes in the price or ability to sell an illiquid security. The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt instruments. In addition, brokers and dealers have decreased their inventories of municipal bonds in recent years. This could limit the Adviser’s ability to buy or sell municipal bonds and increase price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Adviser’s ability to buy or sell bonds. As a result, the Adviser may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance.

Call Risk — An issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Changes in Debt Ratings Risk — Investments can be subject to the risk of downgrade by a ratings agency. Ratings downgrades generally affect the value of the downgraded security and are likely to result in both decreased demand for the security and an investor expectation of a higher rate of return on the security.

Defaulted Securities Risk — The Fund may invest in securities of issuers that are experiencing significant financial or business difficulties, including issuers involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk. In any reorganization or liquidation proceeding relating to an issuer in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. A wide variety of considerations render the outcome of any investment in a financially distressed issuer uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in issuers experiencing significant business and financial difficulties, is unusually high. There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed issuers in which the Fund may invest.

Derivatives Risk — Futures contracts or other “derivatives,” including hedging strategies, present risks related to their significant price volatility and risk of default by the counterparty to the contract. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market in connection with the 2008 financial crisis, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty. If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss, which could also lead to an increase in redemptions of Fund shares. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund was unable to liquidate its position because of an illiquid secondary market. The market for some derivatives is, or suddenly can become, illiquid, especially in times of financial stress. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The price volatility of futures contracts has been historically greater than that of traditional securities such as stocks and bonds. The value of certain futures contracts may fluctuate in response to changes in interest rates, currency exchange rates, commodity prices or other changes. Therefore, the assets of the Fund, and the price of the Common Shares, may be subject to greater volatility. The risks associated with the Fund’s use of futures contracts include: (1) market conditions that may not always create a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous; (2) the risk that losses caused by sudden, unanticipated market movements may be potentially unlimited; (3) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (4) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (5) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times.

Portfolio Turnover Risk — The Adviser manages the Fund without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

Leverage Risk — The Fund’s use of leverage creates the opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. To the extent used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. The Fund’s assets attributable to any outstanding Preferred Shares or the net proceeds that the Fund obtains from its use of TOB Trusts, derivatives or other forms of leverage, if any, will be invested in accordance with the Fund’s investment objective and policies as described in this prospectus. Dividends payable with respect to any Preferred Shares outstanding and interest expense payable by the Fund with respect to any TOB Trusts, derivatives and other forms of leverage will generally be based on shorter-term interest rates that would be periodically reset. If shorter-term interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage (including interest expenses on TOB Trusts and the dividend rate on any outstanding Preferred Shares, including the Preferred Shareholder Gross-Up could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to Common Shareholders. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Common Shares. Therefore, there can be no assurance that the Fund’s use of leverage will result in a higher yield on the Common Shares, and it may result in losses. In addition, any Preferred Shares issued by the

Fund are expected to pay cumulative dividends, which may tend to increase leverage risk. Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•

the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time; and

•

the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares.

In addition, the counterparties to the Fund’s leveraging transactions and preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.

If and when the Fund issues Preferred Shares, the Fund will be required to satisfy certain asset coverage requirements in connection with its use of Preferred Shares, including those imposed by regulatory and rating agency requirements. Accordingly, any decline in the net asset value of the Fund’s investments could result in the risk that the Fund will fail to meet its asset coverage requirements for any such Preferred Shares or the risk of the Preferred Shares being downgraded by a rating agency. In an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on any Preferred Shares outstanding. In order to address these types of events, the Fund might need to liquidate investments in order to fund a redemption of some or all of any Preferred Shares it issues. Liquidation at times of adverse economic conditions may result in a loss to the Fund. At other times, these liquidations may result in gain at the Fund level and thus in additional taxable distributions to Common Shareholders. See “Tax Matters” for more information. Any Preferred Shares, TOB Trusts, credit default swaps, reverse repurchases, or other derivatives by the Fund or counterparties to the Fund’s other leveraging transactions, if any, would have, seniority over the Fund’s Common Shares.

If and when the Fund issues Preferred Shares, the Fund will pay (and the Common Shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of Preferred Shares. In addition, holders of any Preferred Shares issued by the Fund would have complete priority over Common Shareholders in the distribution of the Fund’s assets. Furthermore, preferred shareholders, voting separately as a single class, would have the right to elect two members of the Board at all times and to elect a majority of the trustees in the event two full years’ dividends on the Preferred Shares are unpaid, and would also have separate class voting rights on certain matters. Accordingly, preferred shareholders may have interests that differ from those of Common Shareholders, and may at times have disproportionate influence over the Fund’s affairs.

Because the fees received by the Adviser are based on Managed Assets, the Adviser has a financial incentive for the Fund to use certain forms of leverage (e.g., Preferred Shares and TOB Trusts), which may create a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.

Options Risk — When trading options, the Fund may incur losses or forego otherwise realizable gains if market prices do not move as expected. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

When the Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.

By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument.

If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by the Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in the Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, the Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.

Swaps Risk — The use of swaps is a highly specialized activity that involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in the reference assets.

Transactions in swaps can involve greater risks than if the Fund had invested directly in the reference asset. Because they are two-party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a swap counterparty. Some swaps may be complex and difficult to value. Swaps may also be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The prices of swaps can be very volatile, and a variance in the degree of volatility or in the direction of the price of the reference asset from the Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and an investment position may be impossible to achieve. As a result, the Fund’s use of swaps may not be effective in fulfilling the Fund’s investment strategies and may contribute to losses that would not have been incurred otherwise.

In addition, interest rate swaps may fail to perform as intended and may not offset adverse changes in interest rates fully or at all. Interest rate swaps may also reduce the Fund’s gains due to favorable changes in interest rates and result in losses to the Fund. Counterparties to interest rate swaps are subject to manipulation in the marketplace of the floating rate benchmarks, which may affect the utility of interest rate swaps as a hedge.

Recent Market Events Risk — There have been multiple periods in recent decades of high levels of stress and volatility in financial markets. While stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, periods of market volatility, restrictive credit conditions, lack of confidence in key market participants, and broadly negative sentiment, sometimes limited to a particular sector or a geography, continue to recur. Political changes, trade policies and trade disputes (including sanctions), tax and budget policies, debt disputes, geopolitical developments, environmental and public health events, and central bank actions (including withdrawals, or “tapering,” of market support and changes in interest rate targets) have all at times represented sources of stress and instability in world economies and markets. For example, Russia’s military campaign in Ukraine resulted in broad-based sanctions by the U.S. and other countries and rapid price movements in sectors (such as energy) where Russian companies are important market participants, with related impacts both globally and regionally. Also, for example, the COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Market Disruption and Geopolitical Risk — The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine, Israel and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear at this stage and ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, the decision made in the British referendum may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute their respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, if the Fund elects to execute currency hedges. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Reference Rate Transition Risk — The London Interbank Offered Rate, or “LIBOR,” has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the “FCA”), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which was June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six and 12 month), and December 31, 2021, in all other cases (i.e., one week and two month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). As an alternative to LIBOR, the market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the “ARRC”) convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate (“SOFR”) plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

References to LIBOR have discontinued as it relates to the issuance of new loans and the market has utilized SOFR-based rates as modified, in some cases, by an applicable spread adjustment. In connection with LIBOR’s phase out, the Fund may need to renegotiate any credit agreements with its portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established. Any such renegotiations may have a material adverse effect on the Fund’s business, result of operations, financial condition, and share price, including as a result of changes in interest rates payable to the Fund by its portfolio companies.

The Fund’s credit facility utilizes a SOFR-based reference rate. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Moreover, the discontinuation of LIBOR may adversely affect the value, liquidity and volatility of a broad array of financial instruments, which may adversely affect the Fund’s performance or net asset value. SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.

SOFR Risk — SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Tax Risk — The Fund intends to elect to be treated as a RIC under the Code and intends each year to qualify and be eligible to be treated as such, so that it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains that are distributed to shareholders. In order to qualify and be eligible for such treatment, the Fund must meet certain asset diversification tests, derive at least 90% of its gross income for such year from certain types of qualifying income, and distribute to its shareholders at least 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses).

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC and can limit the Fund’s ability to qualify as such. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is uncertain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify or be eligible for treatment as a RIC. Income and gains from certain of the Fund’s activities may not constitute qualifying income to a RIC for purposes of the 90% gross income test. If the Fund were to treat income or gain from a particular investment or activity as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to further tax on such distributions to the extent of the Fund’s current or accumulated earnings and profits.

To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for regular federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations the interest on which is exempt from regular federal income tax under section 103(a) of the Code as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeds 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund will not for that taxable year satisfy the general eligibility test that otherwise permits it to pay exempt-interest dividends.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Alternative Minimum Tax Risk — Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to, or result in an increased liability under, the federal alternative minimum tax.

Cybersecurity Risk — The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the disaster recovery systems of the Fund and Adviser, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on its results of operations and financial condition, particularly if those events affect the Fund and/or the Adviser’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If the Adviser was unavailable in the event of a disaster, the Fund’s ability to effectively conduct its business could be severely compromised. The Fund and Adviser depend heavily upon computer systems to perform necessary business functions. Despite implementation of a variety of security measures, the computer systems of the Fund and/or Adviser could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins, “phishing” attempts or unauthorized tampering. Like other companies, the Fund and Adviser may experience threats to their data and systems, including malware and computer virus attacks, impersonation of authorized users, unauthorized access, system failures and disruptions. The Fund does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser, Common Shareholders and/or a portfolio company, each of which would be negatively impacted. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the computer systems and networks of the Fund or Adviser, or otherwise cause interruptions or malfunctions in the Fund’s operations, which could result in damage to the Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

U.S. Government Securities Risk — Certain U.S. government securities, such as U.S. Treasury bills, notes, bonds, and mortgage-related securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the FHLBs or the FHLMCs, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. government debt securities are generally lower than the yields available from other debt securities. The values of U.S. government securities change as interest rates fluctuate.

Income Risk — The Fund may experience a decline in its income due to falling interest rates, earnings declines, income decline within a security or default of an issuer of a security. During periods of increasing or prolonged high interest rates, among other things, borrowing costs may increase, fewer issuances of securities and decreased liquidity may occur and/or an issuer of a security may be unable to refinance existing debt obligations and/or make income payments. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Inverse Floaters Risk — Inverse floating rate securities (sometimes referred to as “inverse floaters”) are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds) and inverse floating rate securities (sometimes referred to as inverse floaters or residual interest securities). Both classes of beneficial interests are represented by certificates. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker-dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the institution granting the tender option will not be obligated to accept tendered short-term floaters in the event of certain defaults or a significant downgrade in the credit rating assigned to the bond issuer. For its inverse floating rate investment, the Fund receives the residual cash flow from the special purpose trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security, the Fund as the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal security deposited into the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters in relation to the value of the residual inverse floaters that are issued by the special purpose trust. The Fund expects to make limited investments in inverse floaters, with leverage ratios that may vary at inception between one and three times. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual inverse floating rate securities. Because increases in the interest rate on the short-term floaters reduce the residual interest paid on inverse floaters, and because fluctuations in the value of the municipal bond deposited in the special purpose trust affect the value of the inverse floater only, and not the value of the short-term floater issued by the trust, inverse floaters’ value is generally more volatile than that of fixed rate bonds. The market price of inverse floating rate securities is generally more volatile than the underlying securities due to the leveraging effect of this ownership structure. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment (i.e., when bond values are falling), but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity based upon, among other things, the liquidity of the underlying securities deposited in a special purpose trust.

The Fund may invest in inverse floating rate securities, issued by special purpose trusts that have recourse to the Fund. In Nuveen Fund Advisors’ and Nuveen Asset Management’s discretion, the Fund may enter into a separate shortfall and forbearance agreement with the third party sponsor of a special purpose trust. The Fund may enter into such recourse agreements (i) when the liquidity provider to the special purpose trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (ii) to seek to prevent the liquidity provider from collapsing the trust in the event that the municipal obligation held in the trust has declined in value. Such an agreement would require the Fund to reimburse the third party sponsor of such inverse floater, upon termination of the trust issuing the inverse floater, the difference between the liquidation value of the bonds held in the trust and the principal amount due to the holders of floating rate interests. Such agreements may expose the Fund to a risk of loss that exceeds its investment in the inverse floating rate securities. The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in special purpose trusts. Absent a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. If the Fund chooses not to enter into such an agreement, the special purpose trust could be liquidated and the Fund could incur a loss. See also “—Segregation of Assets.”

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same special purpose trust.

Investments in inverse floating rate securities have the economic effect of leverage. The use of leverage creates special risks for Common Shareholders. See the Prospectus under “Risks—Portfolio Level Risks—Inverse Floating Rate Securities Risk.”

Floaters Risk — The Fund may also invest in floating rate securities, as described above, issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

Municipal Lease Obligation Risk — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

TOB Regulatory Risk — The federal banking regulators, the SEC and the CFTC in recent years have adopted rules and regulations that have impacted or may impact TOB Trusts and securities issued by such trusts, including most notably the so-called “Volcker Rule”, added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Act. The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB Trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB Trusts, before the compliance date for the Volcker Rule, are no longer permitted under the standard TOB Trust structure. To be compliant with the Volcker Rule, the standard TOB Trust structure has been modified since the Rule’s adoption (i) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (ii) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of the inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third party administrator, which would generate additional costs relative to the standard TOB Trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB Trusts in adverse market scenarios more likely, may make the use of TOB Trusts more expensive and, overall, may make it more difficult to use TOB Trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB Trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

Corporate Bond Risk — Corporate bonds, which are debt instruments issued by corporations to raise capital, may have priority over preferred securities and common stock in an issuer’s capital structure, but may be subordinated to an issuer’s other debt instruments. The market value of a corporate bond may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of the issuer’s management, the issuer’s capital structure, the use of financial leverage and demand for the issuer’s goods and services, and by factors not directly related to the issuer such as general market liquidity. The market value of corporate bonds generally may be expected to rise and fall inversely with interest rates, and as a result, corporate bonds may lose value in a rising-rate environment. To the extent the Fund holds below investment-grade corporate bonds, such bonds are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments.

Tax-Exempt Status Risk — The Fund’s investments in municipal securities rely on the opinion of the issuer’s bond counsel and, in the case of derivative securities, sponsors’ counsel, that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued, and neither the Fund nor the Adviser will independently review the bases for those tax opinions. However, tax opinions are not binding on the IRS, and if any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liability for the current or past years and shareholders may have to file amended tax returns and pay additional taxes, interest and penalties. In addition, an IRS assertion of taxability may impair the liquidity and the fair market value of the securities.

Structured Investments Risk — Holders of structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.

Unrated Bond Risk — The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that unrated securities may be difficult to sell promptly at an acceptable price.

In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.

A reduction in the rating of a security after the Fund buys it will not require the Fund to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Fund’s portfolio.

Unrated Investments Risk — The Fund may purchase investments that are not rated by any rating organization. Unrated investments determined by the Adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. The Adviser may, after assessing such investments’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated investments may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated investments, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated investments.

Valuation Risk — The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero-Coupon Bond Risk — Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in the Fund’s income. Thus, to continue to qualify for tax treatment as a RIC and to avoid a certain excise tax on undistributed income, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Anti-Takeover Provisions Risk — The Declaration of Trust and the Fund’s By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status or to change the composition of the Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter professional arbitrageurs that seek to cause the Fund to take actions that may not be consistent with its investment objective or aligned with the interests of long-term shareholders, such as liquidating debt investments prior to maturity, triggering taxable events for shareholders and decreasing the size of the Fund. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging an investor from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter professional investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders in order to allow the professional investor to arbitrage the Fund’s market price.

Reverse Repurchase Agreements Risk — The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms.

Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Investment Risk — An investment in the Common Shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common Shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. During periods in which the Fund may use leverage, the Fund’s investment risks will be magnified.

Market Discount from Net Asset Value Risk — Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. At any point in time an investment in the Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. This risk may be greater for investors who sell their Common Shares in a relatively short period of time after completion of the initial offering. During periods in which the Fund may use leverage, the Fund’s market discount and certain other risks will be magnified. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Options Strategy Risks — The ability of the Fund to generate current gains from options premiums and to enhance the Fund’s risk-adjusted returns is partially dependent on the successful implementation of its options strategy. Risks that may adversely affect the ability of the Fund to successfully implement its options strategy include the following:

Risks Associated with Options on Securities Generally. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. In other words, as the Fund writes covered calls over more of its portfolio, the Fund’s ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

If the Fund writes call options on individual securities or index call options that include securities, in each case, that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the individual security, index or basket of securities appreciates above the exercise price of the index option written by the Fund.

When the Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a put option is limited to the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Options Risk. The Fund may write (sell) unlisted OTC options. Options written by the Fund with respect to non-U.S. Securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC.

In addition, the Fund’s ability to terminate OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Options Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its Common Shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Options Writing Risk. The number of call options the Fund can write is limited by the total assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risk. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its options writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Index options will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the index option on that date and the adjusted basis of the index option. The adjusted basis of the index option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to index options will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-

term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

Value Investment Strategy Risk — An investment strategy that employs a “value” approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. In any Fund, an investment made at a perceived “margin of safety” or “discount to intrinsic or fundamental value” can trade at prices substantially lower than when an investment is made, so that any perceived “margin of safety” or “discount to value” is no guarantee against loss. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. In such an event, the Fund’s investment returns would be expected to lag relative to returns associated with more growth-oriented investment strategies. Investing in or having exposure to “value” securities presents the risk that such securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value.

Large-Size Company Risk — The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are generally more mature than smaller companies. They also may have fewer new market opportunities for their products or services, may focus resources on maintaining their market share, and may be unable to respond quickly to new competitive challenges. As a result, the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small and medium-size companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Small and Medium-Size Company Risk — Securities of smaller and medium-size companies historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Fixed-Income Instruments Risks — Fixed-income instruments in which the Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income instruments changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income instruments will increase as interest rates fall and decrease as interest rates rise. There is a risk that interest rates will rise once the pandemic abates, which will likely drive down prices of bonds and other fixed-income instruments. The magnitude of these price reductions in the market price of bonds and other fixed-income instruments is generally greater for those instruments with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser.

To the extent the Fund invests in debt instruments that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt instruments typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt instruments.

The Fund’s use of leverage, if employed, will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income instruments held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

Issuer Risk. The value of fixed-income instruments may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income instruments it may hold. The Adviser may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant.

Any decisions as to the targeted duration or maturity of any particular category of investments or of the Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time. In general, the longer the duration of any fixed-income instruments in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Spread Risk. Credit spread refers to the difference in interest rates between higher quality and lower quality debt instruments, with credit spreads tending to be wider for lower quality instruments. Wider credit spreads and decreasing market values typically represent a deterioration of a debt instrument’s credit soundness and a perceived greater likelihood of risk or default by the issuer. In addition, credit spreads in general, or for a particular quality of instruments, may widen due to the anticipation of deteriorating economic conditions, with widening tending to be greater for lower grade instruments. A widening of spread for an instrument generally will result in a reduction in the market value of the instrument.

Other Investment Company Risk — To the extent the Fund invests in other investment companies, including money market funds and exchange-traded products, its performance will be affected by the performance of those other investment companies.

Investments in other investment companies are subject to the risks of the other investment companies’ investments. In addition, the Fund will pay a proportional share of the fees and expenses of the other investment companies in addition to its own fees and expenses and, as a result, shareholders will be subject to two layers of fees and expenses.

Geographic Investment Risk — To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. For example, political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance. Currency developments or restrictions, political and social instability, and changing economic conditions have resulted in significant market volatility.

Currency Risk — Currency risk is the risk that foreign currencies will decline in value relative to that of the U.S. dollar and affect the Fund’s non-U.S. currencies or securities that trade in and receive revenue in

non-U.S. currencies. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad. In addition, foreign government exchange controls and restrictions on repatriation of currency can result in losses to the Fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges the Fund has entered into to be rendered useless, resulting in the Fund having full currency exposure while incurring transaction costs.

Regulation and Government Intervention Risk — The U.S. government and the Federal Reserve, as well as certain foreign governments, recently have taken unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, such as implementing stimulus packages, providing liquidity in fixed income, commercial paper and other markets and providing tax breaks, among other actions. Such actions may have unintended and adverse consequences, such as causing or contributing to an increased risk of inflation. The reduction or withdrawal of Federal Reserve or other U.S. or non-U.S. governmental support could negatively affect financial markets generally and reduce the value and liquidity of certain securities. Additionally, with the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objectives.

Legal, Tax, and Regulatory Risk — Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

Convertible Security Risk — The Fund may be susceptible to convertible security risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition, and credit rating and changes in interest rates and other general economic, industry and market conditions. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable non-convertible securities. Additionally, convertible securities are also subject to the risk that the issuer may not be able to pay principal or interest when due and the value of the convertible security may change based on the issuer’s credit rating. Because their value can be influenced by many different factors, convertible securities generally have less potential for gain or loss than the underlying common stocks.

Securities Issued in PIPE Transactions — The Fund may invest in securities that are purchased in PIPE transactions. Securities acquired by the Fund in such transactions are subject to resale restrictions under securities laws. While issuers in PIPE transactions typically agree that they will register the securities for resale by the Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered. In addition, a PIPE issuer may require the Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, the Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by the Fund may be deemed illiquid.

Short Sales Risk — The Fund may engage in short sales. In doing so, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security (though shorting “against the box” effectively limits loss to the amount paid for the security). Thus, securities sold short may have unlimited risk. At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short. In addition, because U.S. market regulations prohibit “naked” short selling, the Fund must, at the time of the shorting transaction, be able to “locate” and have access to the security being shorted as what is referred to as “cover” for the transaction. Failure to complete or maintain a “locate” would mean that a desired shorting transaction could not be entered into or, if open, maintained. The prospect of such a forced close of the position can cause the Fund to incur expense or loss. Shorting of illiquid securities increases this risk.

Warrants Risk — Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right. Warrants involve the risk that the Fund could lose the purchase value of the warrants if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration date because warrants cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants involves the risk that the effective price paid for the warrants added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security. The market for warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.

Hedging Risk — The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

MANAGEMENT OF THE FUND

Board of Trustees and Executive Officers

The Board of Trustees oversees the Fund’s management, including supervision of the duties performed by the Adviser. The Board of Trustees currently consists of [●] members, [●] of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”). The Board of Trustees elects our officers, who serve at the discretion of our Board of Trustees and are responsible for the day-to-day operations of the Fund and for the execution of the policies formulated by the Board of Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee, and an Executive Committee and may establish additional committees in the future.

The names and business addresses of the Fund’s Trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser

The Adviser of the Fund is First Eagle Investment Management, LLC, a registered investment adviser. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in FE Holdings is owned by BCP CC Holdings. BCP CC Holdings GP, is the general partner of BCP CC Holdings and has two managing members, BCP VI and Corsair IV. BCP VI and Corsair IV are indirectly controlled by Blackstone and Corsair, respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and the Adviser through BCP CC Holdings. The Adviser offers a variety of investment management services. In addition to the Fund, its clients include the First Eagle Funds, First Eagle Variable Funds, First Eagle Credit Opportunities Fund, First Eagle Private Credit Fund, other pooled vehicles, corporations and major retirement plans. As of [●], 2024, the Adviser had over $[●] billion under management. The Adviser’s address is 1345 Avenue of the Americas, New York, NY 10105.

The Adviser is responsible for overseeing the Fund’s overall investment strategy and its implementation. The Adviser is also responsible for providing certain clerical, bookkeeping and other administrative services to the Fund.

Portfolio Managers

The members of the portfolio management team who are primarily responsible for the day-to-day management of the Fund are as follows:

John Miller is head and chief investment officer of the High Yield Municipal Credit team of the Adviser. Prior to joining the Adviser in January 2024, John was head of municipals at Nuveen and portfolio manager for a number of its municipal bond portfolios. He joined Nuveen in 1996 as a municipal credit analyst and began his career in financial services in 1993 at a private account management firm. John earned a BA in economics and political science from Duke University, an MA in economics from Northwestern University and an MBA in finance with honors from the University of Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and the ownership of Fund securities by each portfolio manager.

Investment Advisory Agreement

Under the Fund’s investment advisory agreement with the Adviser, subject to the supervision of the Fund’s Board, the Adviser is responsible for managing the investment operations of the Fund and the composition of the

Fund’s portfolio in accordance with the Fund’s investment objectives, policies, and restrictions. The Adviser will receive an annual management fee, payable monthly, in an amount equal to [●]% of the Managed Assets.

The basis for the Board of Trustees’ initial approval of the Fund’s investment advisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

The Fund’s investment advisory agreement will continue in effect, unless otherwise terminated, for an initial two-year period and then will continue from year to year provided such continuance is specifically approved at least annually (a) by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Fund’s investment advisory agreement provides that the Adviser may render services to others. The Fund’s investment advisory agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting interests (as defined in the 1940 Act) of the Fund, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. The Fund’s investment advisory agreement will automatically terminate in the event of its assignment. The Fund’s investment advisory agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the investment advisory agreement. The Adviser has voluntarily agreed to waive its right to receive the management fee for a [3-6 month] period following the effectiveness of this registration statement.

Other Expenses of the Fund

Under the terms of the Fund’s investment advisory agreement, except for the services and facilities provided by the Adviser as set forth therein, the Fund pays (or reimburses the Adviser if it pays) all other expenses of the Fund, including, without limitation: brokers’ fees and commissions or other portfolio transaction expenses incurred by or for the Fund; legal or auditing expenses of the Fund or related to investments and assets of the Fund; taxes or governmental fees; any direct expenses of issue, sale, underwriting, distribution, or repurchase of the Fund’s securities; legal, marketing, printing, accounting and other expenses associated with any future share offerings following the Fund’s initial offering; costs, including dividend and/or interest expenses and other costs (including, without limit, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares or other instruments for the purpose of incurring leverage; expenses associated with tender offers and other share repurchases and redemptions; federal and state registration fees; the Fund’s fidelity bond; the cost of preparing and distributing (as applicable) reports and notices to stockholders, financial statements and maintaining books and records, costs of preparing tax returns, costs of compliance with the Sarbanes-Oxley Act of 2022, as amended, and attestation and costs of filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, including registration and listing fees; the fees or disbursements of dividend, disbursing, shareholder, transfer or other agents; the fees or disbursements of custodians of the Fund’s assets; administration fees payable under any administration agreement and any sub-administration agreements, including related expenses; any necessary insurance premiums; costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with the business of the Fund and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person and indemnification or contribution expenses payable by the Fund to any person and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; direct fees and expenses associated with independent audits, agency, consulting, information technology and legal costs; the costs of specialty and custom software expense for monitoring risk, compliance and overall investments; the costs of any reports, proxy statements or other notices to the Fund’s shareholders (including printing and mailing costs); except as otherwise required by the 1940 Act, the costs of any shareholders’ meetings, including fees and expenses associated with, and incident to, shareholder meetings and proxy solicitations involving contested elections of trustees, shareholder proposals or other non-routine matters; fees and expenses of trustees that are not affiliated with the Adviser; costs of hedging; commissions and other compensation payable to brokers or dealers; and all other charges and costs of the Fund’s operations. In addition, the Fund will reimburse the Adviser or its affiliates for the costs and expenses incurred in providing certain additional non-investment advisory administrative, accounting, operations, legal, compliance and other services to the Fund, including overhead and personnel costs associated with such services, subject to the review and oversight of the Board of Trustees.

HOW THE FUND MANAGES RISK

The Fund has adopted certain investment restrictions set forth below are each a fundamental policy of the Fund that may not be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and, if issued, preferred shares voting together as a single class, and of the holders of a majority of any outstanding preferred shares voting as a separate class. The Fund may not:

(1)	Borrow money or issue any senior security, except as permitted by the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction;

(2)

Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

(3)	Invest more than 25% of its total assets in securities of issuers in any one industry;

(4)

Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal or other securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

(5)

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical or other commodities or foreclosing upon and selling such commodities);

(6)	Make loans, except as permitted by the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction;

See “Investment Objectives” and “Investment Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment policies of the Fund.

Derivatives

The Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this prospectus. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

The Fund may also invest (typically for hedging purposes or to manage the effective maturity or duration of the Fund’s portfolio or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns) in derivative instruments such as options, futures contracts and options on futures contracts, and interest rate swaps.

Temporary Borrowings

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

NET ASSET VALUE

The Fund’s NAV is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. The Fund’s NAV is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Board of Trustees has designated the Adviser as the valuation designee pursuant to Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Accordingly, the Adviser has adopted valuation procedures for the Fund and has appointed the Adviser’s Valuation Committee (the “Valuation Committee”) with the day-to-day responsibility for fair value determinations. The Board of Trustees oversees the Adviser in its role as valuation designee in accordance with the requirements of Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

In determining the Fund’s NAV, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Exchange-traded instruments generally are valued at the last reported sales price or official closing price on an exchange, if available. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that the Fund realizes upon the sale of an instrument. Non-U.S. investments and currency are valued in U.S. dollars based on non-U.S. currency exchange rate quotations supplied by an independent quotation service.

For non-U.S. traded investments whose principal local markets close before the close of the NYSE, the Fund may adjust the local closing price based upon such factors as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. investments. The Fund may rely on an independent fair valuation service in making any such fair value determinations. If the Fund holds portfolio instruments that are primarily listed on non-U.S. exchanges, the value of such instruments may change on days when the Fund’s NAV is calculated.

If a price cannot be obtained from a pricing service or other pre-approved source, or if, in the judgment of the Adviser, a price is unreliable, a portfolio instrument may be fair valued in good faith. The Adviser may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

DISTRIBUTIONS

[The Fund intends to pay monthly distributions to Common Shareholders at a level rate (stated in terms of a fixed cents per Common Share dividend rate) based on the projected performance of the Fund. The Fund’s ability to maintain a level Common Share dividend rate will depend on a number of factors, including expenses related to the Fund’s use of leverage, as applicable. For each taxable year, the Fund will distribute all or substantially all of its net investment income (after it pays for any expenses related to the Fund’s use of leverage).]

The Fund’s ability to maintain a level dividend rate will depend on a number of factors, including the costs related to the Fund’s use of leverage, if any. The net income of the Fund includes all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. For each year, all or substantially all of the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute substantially all of its net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and ordinary taxable income, if any, after paying for any expenses related to the Funds use of leverage. Although it does not now intend to do so, the Board of Trustees may change the Fund’s dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on any outstanding preferred shares and expenses and interest on borrowings.

The Fund might not distribute all or a portion of any net capital gain for a taxable year. If the Fund does not distribute all of its net capital gain for a taxable year, it will pay federal income tax on the retained gain. Provided the Fund satisfies certain requirements, each Common Shareholder of record as of the end of the Fund’s taxable year will include in income, for federal income tax purposes, as long-term capital gain, his or her share of the retained gain, will be deemed to have paid his or her proportionate share of the tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund may treat the retained capital gains as a substitute for equivalent cash distributions. While not currently anticipated, if the Fund makes total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net capital gain for that calendar year, the excess would generally be treated by Common Shareholders as a return of capital for tax purposes. A return of capital reduces a shareholder’s tax basis, which could result in higher taxes when the shareholder sells his or her shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders, upon a determination by the Fund’s Board of Trustees that such change is in the best interests of the Fund and its Common Shareholders.

DIVIDEND REINVESTMENT PLAN

[To be provided by amendment.]

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have no par value. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights, except as the Board of Trustees may otherwise determine, or rights to cumulative voting. The Declaration of Trust provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The Board is authorized to classify and reclassify any unissued shares into one or more additional classes of shares. The Board may establish such class from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class but the Board may not change any outstanding shares in a manner materially adverse to such shareholders. The Board, without shareholder approval, is authorized to amend the Fund’s Declaration of Trust and By-Laws to reflect the terms of any such class.

A declaration of a dividend or other distribution on or purchase or redemption of any Common Shares or Preferred Shares of the Fund may be prohibited (i) at any time that an event of default under any borrowings has occurred and is continuing, or (ii) if after giving effect to such declaration, purchase or redemption, the Fund would not meet the 1940 Act asset coverage requirements or any temporary requirements imposed under an order issued by the SEC.

Common Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Common Shareholders upon liquidation of the Fund. The Fund’s Agreement and Declaration of Trust provides that the Trustees have the power to cause each shareholder to pay directly, in advance or arrears, for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from a shareholder from declared but unpaid dividends owed to such shareholder and/or by reducing the number of shares in the account of such shareholder.

We anticipate that the Fund’s Common Shares will be approved for listing on the NYSE and will trade under the ticker symbol “[●].” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than NAV and, during other periods, have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic circumstances, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than NAV in the future. See “Repurchase of Common Shares; Conversion to Open-End Fund” in this prospectus and in the SAI.

The following provides information about the Fund’s outstanding Common Shares as of [●], 2024:

Title of Class	Authorized Amount	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	None	None (1)

(1)

Prior to this offering of Common Shares, the Adviser will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore will own 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of this offering of Common Shares.

Preferred Shares

The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Preferred Shares in one or more classes, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration of Trust.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio would be less than 200%. See “Leverage.” Additionally, the Fund will generally not be permitted to purchase any of its Common Shares or declare dividends (except a dividend payable in Common Shares) or other distributions on its Common Shares unless, at the time of such purchase or declaration, the asset coverage ratio with respect to such Preferred Shares, after taking into account such purchase or distribution, is at least 200%.

Any Preferred Shares issued by the Fund will have priority over the Common Shares. For so long as any Preferred Shares are outstanding, the Fund will not: (1) declare or pay any dividend or other distribution (other than a dividend or distribution paid in Common Shares) in respect of the Common Shares, (2) call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares, or (3) pay any proceeds of the liquidation of the Fund in respect of the Common Shares, unless, in each case, (A) immediately thereafter, the Fund shall be in compliance with the 200% asset coverage limitations set forth under the 1940 Act after deducting the amount of such dividend or other distribution or redemption or purchase price or liquidation proceeds and (B) all cumulative dividends and other distributions of shares of all Preferred Shares of the Fund due on or prior to the date of the applicable dividend, distribution, redemption, purchase or acquisition shall have been declared and paid.

Distribution Preference

Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s Board of Trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s Trustees, and the remaining Trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class, voting as a separate class, would be required to, among other things, (1) take certain actions that would affect the preferences, rights, or powers of such class or (2) authorize or issue any class ranking prior to the Preferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (1) redeemed or (2) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares

The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

Senior Securities Representing Indebtedness

The Fund’s Declaration of Trust authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such senior securities debt, must have an “asset coverage” of at least 300%. With respect to any such debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund.

Should the Fund have outstanding any “senior securities representing indebtedness,” the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the asset coverage of such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300%. Additionally, the Fund will generally not be permitted to declare dividends or other distributions on its Common Shares unless, at the time of such declaration or distribution, the asset coverage applicable to such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the dividend or distribution amount) is at least 300%. Further, the 1940 Act (in certain circumstances) grants to the holders of such senior securities representing indebtedness (1) the right to declare a default, and (2) certain voting rights, in the event that specified asset coverage levels on such senior debt securities are not maintained. Specifically, in accordance with Section 18 of the 1940 Act, it shall be deemed an event of default if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for 24 consecutive calendar months. In addition, senior debt security holders will be permitted to elect at least a majority of the Fund’s Trustees if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for a 12-calendar month period. These voting rights will continue until such asset coverage equals at least 110% on the last business day of each month for three consecutive calendar months. The provisions described in this paragraph do not apply, however, to bank or other privately arranged debt that is not intended to be publicly distributed.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

The Fund’s Declaration of Trust and By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with our management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board has considered these provisions and concluded that they are in the best interests of the Fund.

The Board is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause (1) at any time by a written instrument signed by at least two-thirds of the then Continuing Trustees, specifying the effective date of removal, or (2) by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least two-thirds of the Outstanding Shares (as defined in the Declaration of Trust) entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose. “Continuing Trustee” means a Trustee who has either (a) been a member of the Board of Trustees for at least thirty-six months (or since commencement of the Trust’s operations, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees, or designated as a Continuing Trustee, by a majority of the Continuing Trustees then members of the Board of Trustees. Any Trustee who dies will be automatically removed upon death.

In addition, subject to certain exceptions, the Declaration of Trust requires the affirmative vote of at least 75% of the Outstanding Shares entitled to vote of the Fund on the matter for the Fund to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund’s assets, upon the terms and conditions authorized by a majority of the Continuing Trustees; provided, however, that if such action has been approved by the affirmative vote of at least 75% of the Continuing Trustees then in office, then the affirmative vote of a majority of the outstanding voting securities of the Fund is required.

In addition, conversion of the Fund to an open-end investment company would require an amendment to the Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Continuing Trustees followed by a favorable vote of the holders of at least 75% of the Outstanding Shares of each affected class, voting as separate classes (or a majority of the outstanding voting securities if the amendment was previously approved by 75% of the Continuing Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders.

In addition, the Declaration of Trust requires the affirmative vote or consent of a majority of the then Continuing Trustees followed by the affirmative vote or consent of the holders of at least 75% of the Shares of each affected class of the Fund outstanding, voting separately as a class, to approve certain transactions with a Principal Shareholder (as defined below), unless at least 75% of the Continuing Trustees have approved a memorandum of understanding with such Principal Shareholder, in which case a majority of the Outstanding Shares entitled to vote shall be required. For purposes of these provisions, a “Principal Shareholder” refers to any person or entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the Outstanding Shares of the Fund or any class of the Fund; provided, however that none of the Adviser, its affiliates or associates shall constitute a Principal Shareholder. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•

the issuance of any securities of the Fund to any Principal Shareholder for cash (other than (y) any such issuance that has been approved by at least eighty percent of the Continuing Trustees or (z) pursuant to any automatic dividend reinvestment plan); or

•

the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

Notwithstanding the termination of the Fund described under the heading “LIMITED TERM AND ELIGIBLE TENDER OFFER” below, the Fund may be dissolved and terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

The Fund’s Declaration of Trust and By-Laws provide that the Board has the power, to the exclusion of shareholders, to make, alter or repeal any of the By-Laws, except for any By-Law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Declaration of Trust, By-Laws or applicable law. The Declaration of Trust provides that the Trustees may not alter or amend the percentage of voting Outstanding Shares required to approve an amendment or action that requires a specific shareholder vote under the Declaration of Trust or the By-Laws unless an equivalent vote has authorized such amendment.

The Fund’s By-Laws provide that the affirmative vote of a majority of the Outstanding Shares entitled to vote shall elect a trustee; provided, that if the Declaration of Trust or applicable law requires that a trustee be elected by individual classes, then the affirmative vote of a majority of the Outstanding Shares entitled to vote of that class shall elect a trustee. If an annual meeting (the “Current Annual Meeting”) is called for the purpose of considering the election of a Trustee whose term is expiring at the time of such annual meeting (an “Expiring Term Trustee”) or such Expiring Term Trustee’s successor, and the Expiring Term Trustee is not elected and such Expiring Term Trustee’s successor is not elected and qualified (in either case, because the required vote or quorum is not obtained, or otherwise), then such Expiring Term Trustee shall remain a member of the relevant class of Trustees, holding office until the annual meeting held in the third succeeding year following the year set for the Current Annual Meeting in the initial notice thereof and until the election and qualification of such Expiring Term Trustee’s successor, if any, or until such Expiring Term Trustee sooner dies, resigns, retires or is removed from office.

The Fund’s By-Laws provide that shareholders may only make proposals regarding underlying matters on which they are entitled to vote. In addition, nominations of persons for election as a trustee and the proposal of other business may be made at an annual meeting of shareholders by any shareholder who was a shareholder of record at the time of giving notice required by the Fund’s By-Laws and who held shares continuously until the time of the annual meeting (the “Holding Period”), and who is entitled to vote at the annual meeting. Other than nominations of persons for election as a trustee, shareholders proposing other business must hold, together with any other shareholders proposing such business, at least 5% of the Outstanding Shares of the Fund or 5% of the Outstanding Shares of the class to which the proposal relates continuously through the Holding Period.

With respect to proposals by shareholders submitted outside the process of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Fund’s By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the anniversary date of the mailing of the notice for the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws, including (a) as to the shareholder giving notice and the beneficial owners, if any, on whose behalf the nomination is made (i) the name and address of the shareholder, as they appear in the Fund’s books, and of the beneficial owner, (ii) information regarding the shares held by the shareholder, (iii) a description of all arrangements, agreements or understandings between the shareholder and any other person or persons (including their names) pursuant to which the shareholder recommendation is being made, (iv) a representation, which is complied with, that the shareholder is a shareholder of record of the Fund and entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation, which is complied with, that the shareholder or the beneficial owner, if any, intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to shareholders entitled to cast the requisite number of votes to approve or adopt the proposal or elect the nominee, and (vi) any other information relating to the shareholder and beneficial owner, if any, that must be disclosed in solicitation of proxies for election of trustees in an election contest (even if an election contest is not involved), or otherwise would be required, in each case pursuant to the Exchange Act and the rules and regulations promulgated thereunder; (b) as to each person the shareholder proposes to nominate for election as trustee, information regarding the candidate’s background and qualifications to serve as trustee, a consent to be named as a nominee and to serve as a trustee if elected, information regarding the shares held by the candidate and any transactions or arrangements entered into by the candidate with respect to such shares, a representation as to whether the candidate meets all applicable legal requirements relevant to service as a trustee, and any other information that would be helpful in evaluating the candidate; and (c) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made.

The Declaration of Trust also contains provisions regarding derivative and direct claims of shareholders. Under the Declaration of Trust, shareholders of the Fund may not bring a derivative action to enforce the right of the Fund unless certain conditions are met, including that, prior to the commencement of such derivative action, the complaining shareholders have made a written demand to the Board requesting that the Board cause the Fund to file the action itself. The Declaration of Trust details information, certifications, undertakings, and acknowledgments that must be included in the demand and requires at least 10% of the shareholders of the Fund to join in bringing any derivative action. Within a reasonable time after the receipt of a shareholder demand submitted in accordance with the requirements of Delaware law and the Declaration of Trust, the independent Trustees will consider the merits of the claim and determine whether maintaining a suit would be in the best interests of the Fund. If the demand for derivative action has been considered by the Board, and a majority of the Independent Trustees, after considering the merits of the claim, has determined that maintaining a suit would not be in the best interests of the Fund (or class, as applicable), the complaining shareholders shall be barred from commencing the derivative action.

The Declaration of Trust further provides that a group of shareholders may not bring or maintain a direct action or claim for monetary damages against the Fund or the Trustees predicated upon an express or implied right of action under the Declaration of Trust or the 1940 Act, nor shall any single shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless shareholders who hold at least 10% of the Outstanding Shares of the Fund have obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the group of shareholders or shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days of its receipt by the Fund. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Fund or class of shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be made in their business judgment and shall be binding on all shareholders.

These provisions in the Declaration of Trust regarding derivative and direct claims of shareholders do not apply to claims made under the U.S. federal securities laws.

In addition, the Fund’s By-Laws include an exclusive forum provision which states that, unless the Fund consents in writing to the selection of an alternative forum, the U.S. Federal District Courts will be the sole and exclusive forum for any suit, action or proceeding arising under any federal securities laws. The By-Laws further provide that any other suit, action or proceeding (i.e., those not arising under the federal securities laws) must be brought in the Court of Chancery of the State of Delaware, or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, unless the Fund consents in writing to the selection of an alternative forum. These exclusive forum provisions may increase costs for a shareholder to bring a claim or may limit a shareholder’s ability to bring a claim in a judicial forum that they find convenient or favorable. Further, the enforceability of an exclusive forum provision is questionable. The Fund’s By-Laws also require that a shareholder’s right to a jury trial be irrevocably waived to the fullest extent permitted by law in any suit, action, or proceeding brought in any such court. This waiver of a jury trial may limit a shareholder’s ability to litigate a claim in a manner that is more favorable to the shareholder.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust and By-laws on file with the SEC for the full text of these provisions.

The Delaware Statutory Trust Act (the “Delaware Act”) was recently amended to include control share acquisition provisions (the “Control Share Statute”), which is considered an anti-takeover provision. The Control Share Statute automatically applies to holders of “control shares” of the Fund, without any action required on the part of the Fund or its Board of Trustees to “opt in” to these provisions. The Control Share Statute provides closed-end funds like the Fund, which are registered under the 1940 Act and have shares listed on a national securities exchange, with the ability to limit the influence of large shareholders by limiting voting rights when a person acquires ownership of shares that are equal to or greater than certain specified percentages of the fund’s total voting power (“control shares”). Specifically, under the Control Share Statute, subject to certain exceptions, holders of control shares acquired in a control share acquisition have no voting rights with respect to such shares except to the extent approved at a special shareholder meeting by the affirmative vote of two-thirds of all disinterested shares entitled to be cast on the matter. This vote cannot be modified by the Board of Trustees or the Fund’s governing documents. The holder of control shares seeking to vote such shares must request a special meeting of shareholders pursuant to the procedures contained in the Control Share Statute. The Control Share Statute permits the Board of Trustees to eliminate the application of the Control Share Statute to the acquisition of control shares specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any class of shares at any time.

The Control Share Statute generally defines “control shares” as shares that, if aggregated with all other shares that are either owned by a person or an “associate” of that person, would entitle that person, directly or indirectly, to exercise or direct the exercise of the voting power in electing trustees above various thresholds of voting power starting at 10%. “Associate” means (i) any other person (other than the Fund or a subsidiary of the Fund) of which such person is an officer, director or partner or is, directly or indirectly, the holder of 10% or more of any class of equity securities; (ii) any entity in which such person has a substantial beneficial interest or as to which such person serves as a director, trustee or in a similar fiduciary capacity; (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a trustee or officer of the statutory trust or any of its affiliates; or (iv) any other person that (a) directly or indirectly controls, is controlled by or is under common control with the person specified, which includes any investment fund or other collective investment vehicle that has the same investment adviser as the person specified; (b) is acting as an investment adviser with regard to any person specified that is an investment fund or other collective investment vehicle; or (c) is acting or intends to act jointly or in concert with the person specified.

On February 18, 2022, the U.S. District Court for the Southern District of New York granted judgment in favor of a plaintiff’s claim for rescission of a control share provision in the bylaws of certain closed-end funds that are Massachusetts business trusts and the plaintiff’s declaratory judgment claim and declared that the funds’ control share bylaw provision violates Section 18(i) of the 1940 Act. Unlike the Delaware Control Share Statute, the statute at issue in this case did not automatically apply to holders of the closed-end funds’ shares. Instead, the closed-end funds “opted in” to the Massachusetts control share legislation. The closed-end funds have appealed the district court’s decision. It is possible that a court could decide that the ruling in this case applies to the provisions of the Delaware Control Share Statute, which may render some or all of the provisions described above inapplicable.

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Declaration of Trust, provides that the Fund will have a limited period of existence and will terminate as of the close of business on the first business day of the month that follows the fifteenth anniversary of the Stated Termination Date, which is currently anticipated to be [●], 2039; provided that the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees with notice to the shareholders, extend the Fund’s term (1) once for up to one year, and (2) once for up to an additional six months to a date up to and including 18 months after the Stated Termination Date (in the event that the term of the Fund has been so extended, the termination date shall be referred to as the “Extended Termination Date” and the later of the Stated Termination Date and the Extended Termination Date is referred to as the “Termination Date”); furthermore, notwithstanding the foregoing, the Board of Trustees may determine to cause the Fund to conduct an Eligible Tender Offer (as defined below). If the Eligible Tender Offer is completed, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, by vote of a majority of the then Board of Trustees, provide that the Fund may continue without limitation of time, subject to the terms and conditions described below. If an Eligible Tender Offer is not conducted, the Fund will, no later than the Termination Date, cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions.

Eligible Tender Offer. If the Eligible Tender Offer is completed, Common Shareholders who properly tender Common Shares in the Eligible Tender Offer will receive a purchase price equal to the NAV per share on the expiration date of the Eligible Tender Offer. In an Eligible Tender Offer, the Fund will offer to purchase all outstanding Common Shares held by each Common Shareholder. At the time of the Eligible Tender Offer, the Board of Trustees will determine the Termination Threshold based on prevailing market conditions at the time of the Eligible Tender Offer.

If the number of Common Shares properly tendered in an Eligible Tender Offer would result in the Fund’s net assets totaling greater than the Termination Threshold, the Fund will purchase all Common Shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, the Board of Trustees may, in its sole discretion and without any action by the shareholders of the Fund, provide that the Fund may continue without limitation of time. See “Risks — Limited Term and Tender Offer Risks.” In making this decision, the Board of Trustees will take such actions with respect to the Fund’s continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Common Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board of Trustees in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert the Fund to have a continued existence without limitation of time.

If the number of properly tendered Common Shares would result in the Fund’s net assets totaling less than the Termination Threshold if the Eligible Tender Offer were consummated, the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will begin (or continue) liquidating its investment portfolio and proceed to terminate on the Termination Date.

Any Eligible Tender Offer would be made, and Common Shareholders would be notified thereof, in accordance with the Declaration of Trust, the 1940 Act, the 1934 Act, and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the 1934 Act).

Termination, Liquidation. Unless the Fund’s existence is continued without limitation of time, as described under “ — Eligible Tender Offer” above, no later than the Termination Date, the Fund will cease investment operations, liquidate its investment portfolio (to the extent possible) and, on or after the Termination Date, the Fund will distribute all of its liquidated net assets to Common Shareholders of record in one or more distributions. In determining whether to extend the Fund’s term, the Board of Trustees may consider a number of factors, including, without limitation, whether the Fund would be unable to sell its assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the Fund’s operations.

The Adviser will seek to manage the Fund’s investment portfolio consistent with the Fund’s obligation to cease operations on the Termination Date. To that end, the Adviser intends to seek investments that it reasonably expects can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for the Fund’s less liquid investments. As the Termination Date approaches, the Adviser expects to seek to liquidate the Fund’s less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, the Fund may invest the proceeds from the sale of such investments in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, the Fund’s monthly cash distributions may decline, and there can be no assurance that the Fund will achieve its investment objectives or that its investment strategies will be successful.

Depending on a variety of factors, including the performance of the Fund’s investment portfolio over the period of its operations, the amount distributed to Common Shareholders in connection with its termination or paid to participating Common Shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than such Common Shareholders’ original investment. The Fund’s final distribution to Common Shareholders on the Termination Date and the amount paid to participating Common Shareholders upon completion of an Eligible Tender Offer will be based upon the Fund’s NAV at such time, and initial investors and any investors that purchase Common Shares after the completion of this offering may receive less, and potentially significantly less, than their original investment.

Because the Fund’s assets will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. The Fund will make a distribution on the Termination Date of all cash raised from the liquidation of its assets prior to that time. However, given the nature of certain of the Fund’s investments, the Fund may be unable to liquidate certain of its investments until the Termination Date. In this case, the Fund may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, the Board of Trustees determines it is in the best interests of the Fund, the Fund may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to Common Shareholders as part of the Fund’s final distribution. Any such liquidating trust is not expected to be a registered investment company. In addition, interests in the liquidating trust are expected to be nontransferable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of the Common Shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risks — Limited Term and Tender Offer Risks.”

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

[Subject to applicable law and approval of the Board of Trustees, following the [18-month] anniversary of the date of this prospectus [through one year prior to the dissolution date], the Fund expects to offer to repurchase on an annual basis [●]% of the Fund’s outstanding Common Shares at net asset value. The Adviser may recommend that the Board approve repurchases of Common Shares more frequently than annually and may also recommend a different amount and price for the tender offer at its discretion. Each tender offer will be contingent upon the Fund having at least $[●] net assets as of a date as determined by the Board in its discretion. The Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act. While the Fund expects to offer to repurchase Shares from shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases, including the amounts thereof, will be conducted at the sole discretion of the Board.]

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE or elsewhere and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, less any redemption charge that is in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing. See “Repurchase of Common Shares; Conversion to Open-End Fund” in the SAI for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Common Shares; Conversion to Open-End Fund” in the SAI for a further discussion of possible action to reduce or eliminate such discount to NAV.

TAX MATTERS

The discussions below and certain disclosure in the SAI provide general U.S. federal income tax related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. Common Shareholder (as defined under “Tax Matters” in the SAI) and that you hold the Common Shares as a capital asset (generally, property held for investment).

Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of Common Shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, taxpayers subject to the alternative minimum tax, a partnership or other entity treated as a pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares should consult their tax advisors about the U.S. federal income tax considerations to their partners of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to U.S. federal income tax on the portion of its investment company taxable income and net recognized capital gains that it distributes to Common Shareholders.

The Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Fund’s dividends paid to you will be taxable dividends. In addition to ordinary dividends, the Fund also may distribute to its Common Shareholders amounts that are treated as long-term capital gain. Taxable distributions are taxable whether or not such distributions are received in cash or reinvested in the Fund. Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum rate of 20%.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year on income or gains that it timely distributes to shareholders. As described in “Distributions” above, the Fund may retain for investment a portion of its net investment income and some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it generally will be subject to tax at the regular corporate income tax rate on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

The sale or exchange of Common Shares, including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, normally will result in capital gain or loss to Common Shareholders in an amount equal to the difference between the U.S. Common Shareholder’s adjusted tax basis in the shares and the amount realized from the sale or other disposition. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gains distributed to the Common Shareholder (including any net capital gains credited to them but retained by the Fund). Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets are invested in foreign securities at the end of a year, the Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it makes this election, the Fund may report more taxable income to Common Shareholders than it actually distributes. There can be no assurance that the Fund will be eligible to pass through foreign tax credits in any given year.

The Fund may be required to “backup” withhold U.S. federal income tax at the current rate of 24% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

The Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Fund.

From time to time, the Fund may repurchase its Common Shares. Common Shareholders who tender all Common Shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a Common

Shareholder tenders fewer than all of his, her or its Common Shares (including those considered held through attribution), such Common Shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. If a tender offer is made, there is a risk that non-tendering Common Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders. If the Board determines that a tender offer will be made by the Fund, the federal income tax consequences of such offer will be discussed in materials that will be available at such time in connection with the specific tender offer, if any.

ADDITIONAL INFORMATION ON RISKS

The following provides additional information regarding the Fund’s risks. Additional information about the Fund and its risks can also be found in the Fund’s SAI.

Global Economic Risk — National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and investments prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community — through economic sanctions and otherwise — further downgrade of U.S. government securities, and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Sovereign Government and Supranational Debt Risk — Investments in sovereign debt, including supranational debt, involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves.

A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Private Investment Funds and other Unregistered Pooled Investment Vehicles — The Fund may invest in private investment funds or other unregistered pooled investment vehicles. Such vehicles are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds or other unregistered pooled investment vehicles typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund or other unregistered pooled investment vehicle. In addition, the Fund may not be able to withdraw an investment in a private investment fund or other unregistered pooled investment vehicle except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund or other unregistered pooled investment vehicle as soon as desired, especially during periods of volatility in markets in which such a private investment fund or other unregistered pooled investment vehicle invests. Investments in private investment funds or other unregistered pooled investment vehicles may be subject to the Fund’s limitations on investments in “illiquid securities,” as described above. To the extent the Fund invests in private investment funds other unregistered pooled investment vehicles, its performance will be affected by the performance of those private investment funds other unregistered pooled investment vehicles.

Preferred Stock Risk — Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk — This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and repay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the returns to the Fund that is invested in mortgage-backed securities. Decreases in market interest rates also may result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates. Conversely, rising market interest rates generally result in slower layoffs, which effectively increases the duration of certain debts, heightening interest rate risk and increasing the magnitude of any resulting price declines. Asset-backed securities, which are subject to risks similar to those of mortgage-backed securities, are also structured like mortgage-backed securities, but instead of mortgage loans or interest sin mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The market for mortgage-backed and asset-backed instruments may be volatile and limited, which may make them difficult to buy or sell.

Reinvestment Risk — Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income instruments at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk — The investments in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio investment at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Active Management Risk — The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objectives.

[Distribution Risk — Subject to the approval of the Board of Trustees and the exemptive relief described in “Distributions,” the Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of the Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price. The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.]

Hedging Risk — The Fund’s use of derivatives or other transactions to reduce risks involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Potential Conflicts of Interest of the Adviser and Others — The investment activities of First Eagle, which includes First Eagle Holdings, Inc. and its subsidiaries and other affiliated entities, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. First Eagle provides investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Fund. Subject to the requirements of the 1940 Act, First Eagle intends to engage in such activities and may receive compensation from third parties for their services. First Eagle is not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, First Eagle may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate and it is possible that the Fund could sustain losses during periods in which one or more affiliates and other accounts achieve profits on their trading for proprietary or other accounts. First Eagle has adopted policies and procedures designed to address potential conflicts of interest. For additional information about potential conflicts of interest and the way in which First Eagle addresses such conflicts, please see “Conflicts of Interest” in the SAI.

UNDERWRITING

The Underwriters named below, acting through [●]; and [●] as their representatives (the “Representatives”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund and the Adviser (the “Underwriting Agreement”), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriter	Number of Common Shares
[●]	[●]
Total	[●]

If an Underwriter fails to purchase the Common Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional [●] Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter’s initial commitment.

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions.

Investors purchasing Common Shares in this offering will not be charged a sales load. The Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of up to $[●] per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed [●]% of the total public offering price of the Common Shares sold in this offering. See “—Compensation to be Paid by the Adviser,” below. The Representatives have advised the Fund that the Underwriters may pay up to $[●] per Common Share from such compensation to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $[●] per Share to certain other dealers who sell Common Shares.

Investors must pay for any Common Shares purchased on or before [●].

The Adviser (and not the Fund) will pay all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund and the Representatives. There can be no assurance, however, that the price at which the Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. It is anticipated that the Fund’s Common Shares will be approved for listing on the NYSE and will trade under the trading or ticker symbol “[ ].”

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of [●] or more Common Shares to a minimum of [●] beneficial owners in the United States. The minimum investment requirement is [●] Common Shares.

The Fund and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances (1) of Common Shares hereby, (2) of Preferred Shares or (3) pursuant to the Fund’s dividend reinvestment plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

[Certain employees of the Adviser and their affiliates, who have indicated an interest in purchasing Common Shares in this offering have agreed that for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of the Representatives, on behalf of the Underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided, however, that in such party may sell or otherwise dispose of Common Shares pursuant to certain limited exceptions. The Representatives in their sole discretion may release any of the securities subject to these lock-up agreements at any time.]

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the NYSE or otherwise.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

COMPENSATION TO BE PAID BY THE ADVISER

The Adviser (and not the Fund) has agreed to pay from its own assets, underwriting compensation of up to $[●] per Common Share to the Underwriters in connection with the offering, which aggregate amount will not exceed [●] % of the total public offering price of the Common Shares sold in this offering. Such per share underwriting compensation payable by the Adviser may be reduced with respect to the purchase of Common Shares by certain types of investors, including employees of the Adviser and its affiliates or strategic partners; individuals purchasing Common Shares through certain types of fee-based advisory accounts; and individuals purchasing Common Shares through accounts with certain registered investment advisors.

The Adviser (and not the Fund) has also agreed to pay, from its own assets, to each of [●], a structuring fee for advice relating to the structure, design and organization of the Fund and/or for services related to the sale and distribution of the Fund’s Common Shares in the amount of $[●], respectively. If the over-allotment option is not exercised, the fee paid to each of [●] will not exceed [●], respectively, of the total public offering price of the Common Shares sold in this offering.

In addition, the Adviser (and not the Fund) has also agreed to pay, from its own assets, to each of [●] and [●] an upfront fee for advice relating to the structure, design and organization of the Fund and/or for services related to the sale and distribution of the Fund’s Common Shares, $[●], respectively. If the over-allotment option is not exercised, the fee paid to each of [●] will not exceed [●]%, respectively, of the total public offering price of the Common Shares sold in this offering.

Additionally, the Adviser (and not the Fund) may pay, from its own assets, certain other qualifying underwriters a structuring fee, sales incentive fee or other additional compensation in connection with the offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the underwriting compensation payable by the Adviser, the structuring fees, all forms of additional payments to the Underwriters and certain other expenses will not exceed [●]% of the total public offering price of the Common Shares sold in this offering.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is [●], whose principal business address is [●]. The custodian will be responsible for, among other things, custodial, fund accounting, settlement, asset servicing and other associated services. The Fund’s transfer, shareholders services, dividend disbursement agent, and dividend reinvestment plan agent is [●].

ADMINISTRATION AND ACCOUNTING SERVICES

[●] will provide certain administration and accounting services to the Fund pursuant to an Addendum and Joinder to an Amended and Restated Fund Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, [●] will provide the Fund with, among other things, customary fund accounting services, including computing the Fund’s NAV and maintaining books, records and other documents relating to the Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Fund with regulatory filings, tax compliance and other compliance and financial reporting services. For these and other services it provides to the Fund, [●] is paid a monthly fee from the Fund at an annual rate ranging from [●]% to [●]% of the Fund’s net assets, along with an annual fixed fee ranging from $[●] to $[●] for the services it provides to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], whose principal business address is [●], is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Simpson Thacher & Bartlett LLP. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of [●]. Certain legal matters in connection with the Common Shares will be passed upon for the Underwriters by [●].

[●] SHARES

FIRST EAGLE MUNICIPAL HIGH INCOME FUND

Common Shares

$[20.00] per Share

PROSPECTUS

[●], 2024

Dealer Prospectus Delivery Obligation

Until    , 2024, all dealers that effect transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 19, 2024

FIRST EAGLE MUNICIPAL HIGH INCOME FUND

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Municipal High Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information (“SAI”) relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [●] (the “Prospectus”). This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 937-5449, by writing to the Fund at [●], or from the Fund’s website [●]. The information contained in, or that can be accessed through, the Fund’s website is not part of the prospectus or this SAI. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

This Statement of Additional Information is dated [●], 2024.

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INVESTMENT OBJECTIVES AND RESTRICTIONS

The following information supplements the discussion of the Fund’s investment objectives, policies and restrictions in the prospectus. Under normal circumstances, the Fund may, but will not necessarily, employ the investment policies and techniques described further below.

Investment Objectives

The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s primary investment objective is to provide high current income exempt from regular federal incomes taxes. The Fund’s secondary objective is capital appreciation when consistent with the Fund’s primary investment objective. There can be no assurance that the Fund will achieve its investment objectives or that our investment strategies will be successful.

The Fund’s investment objectives are not a fundamental policy and, accordingly, may be changed by the Fund’s Board of Trustees (the “Board of Trustees”) without shareholder approval. Unless otherwise stated herein, all investment policies of the Fund may be changed by the Board of Trustees without shareholder approval. In addition, the Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise stated herein, these additional restrictions may be changed with the consent of the Board but without approval by or notice to shareholders.

When used in this Statement of Additional Information, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments.

Investment Restrictions

Shareholder approval is required to change any Fund policy that is listed as “fundamental” below. Generally, the required shareholder vote is specified by the 1940 Act as a majority of the Fund’s outstanding voting securities, which means for purposes of the Act (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where at least 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less.

Portions of the Fund’s fundamental investment restrictions provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board of Trustees to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding voting securities:

(1) Borrow money or issue any senior security, except as permitted by the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction;

(2) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

(3) Invest more than 25% of its total assets in securities of issuers in any one industry;

(4) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal or other securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical or other commodities or foreclosing upon and selling such commodities); and

(6) Make loans, except as permitted by the 1940 Act, as interpreted, modified, or otherwise permitted from time to time by regulatory authority having jurisdiction.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

Unless otherwise indicated, all limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by the Adviser to be of comparable quality), or change in the percentage of the Fund’s assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund’s investment portfolio, resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment. In the event that rating agencies assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

For the purpose of applying the limitation set forth in subparagraph (3) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the 1940 Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. The Fund operates under Rule 18f-4 under the 1940 Act which, among other things, governs the use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a VaR based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Compliance with Rule 18f-4 by the Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f-4 may limit the Fund’s ability to use derivatives as part of its investment strategy. Using derivatives also can have a leveraging effect and increase Fund volatility.

For the purpose of applying the 25% industry limitation set forth in subparagraph (5) above, such limitation will apply to tax-exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and magnify the Fund’s leverage risk. As described in the Prospectus in the section entitled “Risk Factors”, the net asset value (“NAV”) and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

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The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act and when determining compliance with its own concentration policy, in each case to the extent the Fund has sufficient information about such investments after making a reasonable effort to obtain current information about the investments of underlying companies.

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INVESTMENT POLICIES, TECHNIQUES, AND RISKS OF THE FUND

For ease of reference, while the discussions below often refer to investments in “securities,” the Fund may invest in many types of assets that include commodities, derivatives, etc. For a discussion of the Fund’s risks, see “Risks” in the Fund’s prospectus.

Other Investment Companies. The Fund may invest in other registered investment companies. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described below under “Private Investment Funds”), nor do these restrictions necessarily apply to affiliated fund of funds arrangements, to investments in money market funds, or to investments in certain registered ETPs (as described below), subject to specialized SEC “exemptive orders” applicable to certain registered ETPs or rules under the 1940 Act. Subject to certain conditions, Rule 12d1-4 under the 1940 Act permits a fund relying on the rule to invest in other investment companies, including registered ETPs, in excess of the limits described above.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in such an investment company unless, in the judgment of the Fund’s investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own advisory fees and other expenses. To the extent the Fund invests in other registered investment companies, its performance will be affected by the performance of those other registered investment companies.

Private Investment Funds and Other Unregistered Pooled Investment Vehicles. The Fund may invest in private investment funds or other unregistered pooled investment vehicles. Such vehicles are not registered under the 1940 Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds or other unregistered pooled investment vehicles typically do not disclose the contents of their portfolios, which may make it difficult for the Fund to independently verify the value of an investment in a private investment fund or other unregistered pooled investment vehicle. In addition, the Fund may not be able to withdraw an investment in a private investment fund or other unregistered pooled investment vehicle except at certain designated times, presenting the risk that the Fund would not be able to withdraw from a private investment fund or other unregistered pooled investment vehicle as soon as desired, especially during periods of volatility in markets in which such a private investment fund or other unregistered pooled investment vehicle invests. Investments in private investment funds or other unregistered pooled investment vehicles may be subject to the Fund’s limitations on investments in “illiquid securities,” as described above. To the extent the Fund invests in private investment funds other unregistered pooled investment vehicles, its performance will be affected by the performance of those private investment funds other unregistered pooled investment vehicles.

Recent Market Conditions and Events. There have been multiple periods in recent decades of high levels of stress and volatility in financial markets. While stresses associated with the 2008 financial crisis in the United States and global economies peaked over a decade ago, periods of market volatility, restrictive credit conditions, lack of confidence in key market participants, and broadly negative sentiment, sometimes limited to a particular sector or a geography, continue to recur. Political changes, trade policies and trade disputes (including sanctions), tax and budget policies, debt disputes, geopolitical developments, environmental and public health events, and central bank actions (including withdrawals, or “tapering,” of market support and changes in interest rate targets)

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have all at times represented sources of stress and instability in world economies and markets. For example, Russia’s military campaign in Ukraine resulted in broad-based sanctions by the U.S. and other countries and rapid price movements in sectors (such as energy) where Russian companies are important market participants, with related impacts both globally and regionally. Also, for example, the COVID-19 pandemic and related quarantines and restrictions resulted in high unemployment, disruptions to supply chains and customer activity, and general concern and uncertainty, with corresponding impacts on financial markets worldwide. COVID-19 remains a risk with the potential that new variants could lead to increased government restrictions and consumer caution. Additionally, COVID-19 remains a challenge for global supply chain normalization. More recently, a number of major economies, including the United States, are adjusting to reduced levels of market and monetary support following periods of fiscal and monetary interventions, together with rising inflation and increases in interest rate targets by central banks. These circumstances have generated significant market stress and volatility, with market sentiment changing rapidly in response to changes in inflation or interest rate expectations.

Repurchase Agreements. The Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code.

Borrowing. The Fund may engage in borrowing transactions to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns, or for temporary or emergency purposes. Reverse repurchase agreements may be considered to be a type of borrowing, subject to the requirements of Rule 18f-4 under the 1940 Act.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any Borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not

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including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Call Risk. Some debt and convertible securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers may call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates or in securities with less favorable characteristics. In addition, the Fund may not benefit from any increase in value in the securities that might otherwise result from declining interest rates. The likelihood of a call also may impact the price of a security.

Commercial Paper. Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, typically for purposes such as financing current operations. Issuers generally do not register their commercial paper with the SEC. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some unregistered commercial paper normally is deemed illiquid, the Adviser may in certain cases determine that such paper is liquid. In some cases, the ratings of commercial paper issuers have been downgraded abruptly, leaving holders with little opportunity to avoid losses. The Fund consider all municipal bond instruments as eligible to count towards the Fund’s “80% of net assets” test, assuming in each case that the instrument pays interest that is exempt from regular federal personal income tax. Holding commercial paper of any maturity can have a material impact on the Fund’s returns as commercial paper generally carries both lower risk and lower returns relative to equity securities and other types of debt instruments.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due, including default risk. The value of the debt securities and other instruments held by the Fund fluctuates with the credit quality, or perceived credit quality, of the issuers of those instruments. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund’s share price. The credit quality of a security or instrument can deteriorate suddenly and rapidly, which may negatively impact its liquidity and value. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality and do not protect against a decline of value of a security.

Lower-Rated Debt Instruments. Under normal market conditions the Fund will invest at least 65% of its total assets in low- to medium-quality bonds rated BBB/Baa or lower at the time of purchase by at least one independent rating agency or, if unrated judged by the Adviser to be of comparable quality. The Fund may also invest in lower-rated instruments (i.e., instruments rated BB+ or lower by Standard & Poor’s Corporation (“S&P”) or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”). There are no restrictions as to the ratings of debt securities or other instruments acquired by the Fund or the portion of the Fund’s assets that may be invested in debt securities or other instruments in a particular rating category. A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Securities or other instruments rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income,

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including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities or other instruments are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities or other instruments, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling and valuing its portfolio securities. Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objectives may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities. Prices of these securities may be subject to extreme price fluctuations.

Lower-rated debt instruments may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found in some circumstances to be less sensitive to interest rate changes than higher-rated investments, but are generally more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. These issuers may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of lower rated bonds, leaving few or no assets available to repay those bond holders. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of lower rated securities than on those of other higher rated fixed-income securities. If a rating agency gives a debt instrument a lower rating, the value of the instrument may decline because investors may demand a higher rate of return. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

Litigation Risk. From time to time, the Fund may be subject to pending or threatened litigation or regulatory action. Some of these claims may result in significant defense costs and potentially significant judgments. The ultimate outcome of any potential litigation or regulatory action or any claims that may arise in the future cannot be predicted and the reputation of the Fund could be damaged as a result. Certain litigation or regulatory scrutiny could materially adversely affect the Fund. The resolution of certain claims may result in significant fines, judgments, or settlements, which, if partially or completely uninsured, could adversely impact the Fund’s ability to perform their duties to the Fund.

Defaulted Securities. The Fund may invest in securities or debt of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Such investments involve a substantial degree of risk, are speculative and are subject to many of the risks associated with investments in lower-rated debt instruments. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment, and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated may not compensate the Fund adequately for the risks assumed. A wide variety of considerations render the outcome of any investment in a financially distressed company uncertain, and the level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties, is unusually high. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

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There is no assurance that the Adviser will correctly evaluate the intrinsic values of the distressed companies in which the Fund may invest. There is also no assurance that the Adviser will correctly evaluate how such value will be distributed among the different classes of creditors, or that the Adviser will have properly assessed the steps and timing thereof in the bankruptcy or liquidation process. Any one or all of such companies may be unsuccessful in their reorganization and their ability to improve their operating performance. Also, such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. The Fund may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the issuer than is generally assumed by an investor.

This may subject the Fund to litigation risks or prevent the Fund from disposing of securities. In a bankruptcy or other proceeding, the Fund as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Fund will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them.

U.S. Government Securities. Among the types of fixed income securities in which the Fund may invest are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. Although the Fund may hold securities that carry United States government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation and appointed the Federal Housing Finance Agency (“FHFA”) to manage their daily operations. While these entities remain to date under the conservatorship of the FHFA, long-term, continued operation in government-run conservatorships is not sustainable. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone. In recent periods, the values of U.S. government securities have been affected substantially by increased demand. Increases (or decreases) in demand of such securities may occur at any time and may result in increased volatility in the values of those securities.

Certain U.S. government securities, such as U.S. Treasury bills, notes, bonds, and mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks (“FHLBs”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency, instrumentality or corporation. Although legislation has been enacted to support certain government sponsored entities, including the FHLBs, FHLMC and FNMA, there is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory or economic changes that could impact the government sponsored entities and the values of their related securities or obligations. In

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addition, certain governmental entities, including FNMA and FHLMC, have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued by these entities. Yields available from U.S. government debt securities are generally lower than the yields available from other debt securities. The values of U.S. government securities change as interest rates fluctuate.

Utilities Industry Risk. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in period of high inflation or unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Zero Coupon Bonds. Zero Coupon and Pay-in-Kind Securities do not immediately produce cash income. These securities are issued at an original issue discount, with the full value, including accrued interest, paid at maturity. Interest income may be reportable annually, even though no annual payments are made. Market prices of zero coupon bonds tend to be more volatile than bonds that pay interest regularly. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated

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securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. Special tax considerations are associated with investing in certain lower-grade securities, such as zero coupon or pay-in-kind securities.

Municipal Bonds. The Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds that pay interest that is exempt from regular federal personal income tax. Government obligations in which the Fund may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax. From time to time, proposals to restrict or eliminate the federal income tax exemption from interest on municipal securities are introduced before Congress. Proposals also may be introduced before state legislatures. If such proposals were enacted, the availability of municipal securities and their value would be affected.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Municipal Lease Obligations. Municipal leases obligations are issued by state and local governments or authorities to finance the acquisition of land, equipment and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Municipal lease obligations, a type of municipal security, may take the form of a lease, an installment purchase contract or a conditional sales contract. Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.

Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation. In such an event, there is no assurance that the property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free. Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default. Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to the Fund’s percentage limitations for illiquid investments and the risks of holding illiquid investments.

Municipal Market Data Rate Locks. A Municipal Market Data Rate Lock (“MMD Rate Lock”) permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. An MMD Rate Lock is an agreement between two parties, the Fund and an MMD Rate Lock provider, pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract.

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MMD Rate Locks involve the risk that municipal yields will move in the direction opposite than the direction anticipated by a Fund. The risk of loss with respect to MMD Rate Locks is limited to the amount of payments the Fund is contractually obligated to make. If the other party to an MMD Rate Lock defaults, a Fund’s risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be

Mortgage-and Asset-Backed Securities. Mortgage-backed securities, including residential and commercial mortgage-backed securities, represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. government agency or instrumentality (such as by Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. government agency supported mortgage loans or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline (see “Prepayment Risk” in the prospectus). When interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Rising interest rates tend to extend the duration of or reduce the rate of prepayments on mortgage-backed securities, making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing a fund that holds mortgage-backed securities to potentially exhibit additional volatility. Investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of debt securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are also subject to the risk of prepayment (see “Prepayment Risk” in the prospectus) and to extension risk. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Education Revenue Bonds. Education revenue bonds are payable from and secured by revenues derived from the operation of schools, colleges and universities and their revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. Payment on education revenue bonds may be adversely affected by litigation contesting the state constitutionality of financing public education in part from ad valorem taxes. Risks related to college and university obligations include the prospect of a declining percentage of the population consisting of “college” age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued

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receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Industrial Revenue Bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. The proceeds from the issuance of an industrial revenue bond are directed to a private, for-profit business and the industrial revenue bond is backed by the credit and security of the private, for-profit business. Payment on industrial revenue bonds may be adversely affected by the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, and delays in modernization, labor relations, government regulations and e-commerce initiatives. Industrial issuers may also be affected by factors more specific to their individual industries.

Special Tax Bonds. Special tax bonds are payable from and secured by revenues received by a municipality from a particular tax. Examples of special taxes are tax on the rental of a hotel room, on the purchase of food and beverages, on the purchase of fuel, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. In addition, if spending on the particular goods or services that are subject to the special tax decrease, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Revenue Securities. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Tax allocation bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Payment on tax allocation bonds may be adversely affected by variations in taxable values of property in a project area, successful appeals by property owners of assessed valuations, substantial delinquencies in the payment of property taxes, or imposition of any constitutional or legislative property tax rate decrease.

Transportation Facility Revenue Bonds. Transportation facility revenue bonds are obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. Payment on bonds related to airports and other facilities is dependent on fees received from signatory airlines use agreements (which consist of annual payments for leases, occupancy of certain terminal space and service fees), user fees from ports, tolls on turnpikes and bridges and rents from buildings. The revenue earned from these fees may be reduced by increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Derivative Transactions. The Fund may invest in options, futures and forwards and related products which are often referred to as “derivatives.” The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative, and the reference asset may not perform as anticipated. An abrupt change in the price of a reference instrument could render a derivative worthless. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument.

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Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives.

The Fund may utilize various derivative instruments in pursuit of its investment objectives, including, without limitation, options, futures contracts and options on futures contracts, and interest rate swaps. The Adviser may use these and other derivatives for hedging and for investment purposes, including to preserve a return or spread on a particular investment or portion of its portfolio, to deploy cash or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them. An index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. For example, the Fund may agree to swap the return generated from one fixed income index for the return generated by a second fixed income index. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including a Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; and (2) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance

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with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). [As of the date of this SAI, the Fund expects to rely on the Limited Derivatives User Exception.]

Special Risks of Over-the-Counter Derivative Transactions. OTC derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments may ultimately require the clearing and exchange-trading of many OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and SEC defined as “swaps” including non-deliverable foreign exchange forwards, OTC foreign exchange options and swaptions. To date, certain interest rate swaps and credit default swaps are already subject to such requirements. Mandatory exchange trading and clearing requirements have been phased-in based on type of market participant and CFTC approval of contracts for central clearing. The Adviser will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. There is also no assurance that the Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions. Certain transactions in options on securities and on stock indices may be useful in limiting the Fund’s investment risk and augmenting its investment return. However, the amount (if any) of the Fund’s assets that will be involved in options transactions is anticipated to be small relative to the Fund’s total assets. Accordingly, it is expected that only a relatively small portion of the Fund’s investment return will be attributable to transactions in options on securities and on stock indices. The Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the OTC markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

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One purpose of purchasing call options is to hedge against an increase in the price of securities that the Fund ultimately intends to buy. Hedge protection is provided during the life of the call because the Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when the Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict the Fund’s ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing. The Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. The Fund generally covers its call options by holding, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid short-term obligations in an account with its custodian). The Fund generally covers its put options by maintaining cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in an account with its custodian, or holding on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in an account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Fund in the case of a call option, or a moderate increase in the value of securities the Fund intends to purchase in the case of a put option. If a covered option written by the Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Market Indices. The Fund will write call options on broadly based stock and bond market indices only if at the time of writing it holds a portfolio of stocks or bonds listed on such index. When the Fund writes a call option on a broadly based market index, it will generally put into an account or in escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is a security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of market index futures.

Index prices may be distorted if trading in certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial

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number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. The Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on a security where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. The Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the OTC market. When purchased OTC, the Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts. The Fund may engage in certain investment techniques which create market exposure, such as dollar rolls.

The Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the Adviser intends to conduct the operations of the Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the “Commodity Exchange Act”), in order to avoid regulation by the CFTC as a commodity pool operator with respect to the

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Fund. The Rule 4.5 exemption limits (i) the ability of any fund to trade in specified “commodity interests” (generally, futures, options on futures, certain foreign exchange transactions, and many swaps) beyond levels approved by the CFTC as de minimis and (ii) the ability of any fund to market itself as providing investment exposure to such instruments. The regulatory requirements could change at any time and additional regulations could also be adopted, which may adversely affect the Fund.

Commodities and Commodity Contracts. The Fund may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). The Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to certain types of assets or investments held by a Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically (and often at different rates in different countries) as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to investors. Although certain types of assets in which the Fund may invest may to a certain extent provide a measure of protection against inflation, it is possible it will not do so to the extent intended. There is no guarantee that any asset class will perform better than, for example, a broader equity portfolio during times of rising or high inflation. The Fund’s investments may be adversely affected during periods of deflation when asset prices decrease over time across the economy. Deflation may have an adverse effect on investment prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into an inflationary or deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Inflation-Linked Fixed Income Securities. The Fund may invest in inflation-linked fixed income securities. Inflation-linked fixed income securities are securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed fixed income securities will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. The market for TIPS may be less developed or liquid, and more volatile, than certain other securities markets. There can be no assurance that the inflation index used in these securities (i.e., the Consumer Price Index) will accurately measure the real rate of inflation. For inflation-linked fixed income securities that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal.

Such fixed income securities also may be issued by or related to sovereign governments of developed countries, by countries deemed to be emerging markets, and inflation-linked fixed income securities issued by or related to companies or other entities not affiliated with governments. Because of their inflation adjustment feature, inflation-linked fixed income securities typically have lower yields than conventional fixed-rate fixed income securities. In addition, inflation-linked fixed income securities also normally decline in price when real interest rates rise. In the event of deflation, in which prices decline over time, the principal and income of inflation-linked fixed income securities would likely decline, resulting in losses to the Fund.

Interest Rate Risk. Fluctuations in interest rates will affect the values of the Fund. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values. Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. Thus, the

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Fund’s sensitivity to interest rate risk will increase with any increase in the Fund’s overall duration. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity. The link between interest rates and debt securities tends to be weaker with lower-rated debt securities than with investment grade debt securities.

Inverse Floaters. Inverse floating rate interests (“Inverse Floaters”) are issued in connection with municipal tender option bond (“TOB”) financing transactions to generate leverage for a Fund. Such instruments are created by a special purpose trust (a “TOB Trust”) that holds long-term fixed rate bonds sold to it by the Fund (the underlying security), and issues two classes of beneficial interests: short-term floating rate interests (“Floaters”), which are sold to other investors, and Inverse Floaters, which are purchased by the Fund. The Fund also may purchase Floaters issued by a TOB Trust. The Floaters have first priority on the cash flow from the underlying security held by the TOB Trust, have a tender option feature that allows holders to tender the Floaters back to the TOB Trust for their par amount and accrued interest at specified intervals and bear interest at prevailing short-term interest rates. Tendered Floaters are remarketed for sale to other investors for their par amount and accrued interest by a remarketing agent to the TOB Trust and are ultimately supported by a liquidity facility provided by a bank, upon which the TOB Trust can draw funds to pay such amount to holders of Tendered Floaters that cannot be remarketed. The Fund, as holder of the Inverse Floaters, is paid the residual cash flow from the underlying security. Accordingly, the Inverse Floaters provide the Fund with leveraged exposure to the underlying security. When short-term interest rates rise or fall, the interest payable on the Floaters issued by a TOB Trust will, respectively, rise or fall, leaving less or more, respectively, residual interest cash flow from the underlying security available for payment on the Inverse Floaters. Thus, as short-term interest rates rise, Inverse Floaters produce less income for a Fund, and as short-term interest rates decline, Inverse Floaters produce more income for the Fund. The price of Inverse Floaters is expected to decline when interest rates rise and increase when interest rates decline, in either case generally more so than the price of a bond with a similar maturity, because of the effect of leverage. As a result, the price of Inverse Floaters is typically more volatile than the price of bonds with similar maturities, especially if the relevant TOB Trust is structured to provide the holder of the Inverse Floaters relatively greater leveraged exposure to the underlying security (e.g., if the par amount of the Floaters, as a percentage of the par amount of the underlying security, is relatively greater). Upon the occurrence of certain adverse events (including a credit ratings downgrade of the underlying security or a substantial decrease in the market value of the underlying security), a TOB Trust may be collapsed by the remarketing agent or liquidity provider and the underlying security liquidated, and the Fund could lose the entire amount of its investment in the Inverse Floater and may, in some cases, be contractually required to pay the shortfall, if any, between the liquidation value of the underlying security and the principal amount of the Floaters. Consequently, in a rising interest rate environment, the Fund’s investments in Inverse Floaters could negatively impact the Fund’s performance and yield, especially when those Inverse Floaters provide the Fund with relatively greater leveraged exposure to the underlying securities held by the relevant TOB Trusts.

The Fund may invest in Inverse Floaters on a non-recourse or recourse basis. If the Fund invests in an Inverse Floater on a recourse basis, the Fund will be required to reimburse the liquidity provider of a TOB Trust for any shortfall between the liquidation value of the underlying security and the principal amount of the Floaters in the event the Floaters cannot be successfully remarketed and the Fund could suffer losses in excess of the amount of its investment in the Inverse Floater.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities and their affiliates from sponsoring and/or providing certain services to TOB Trusts, which constitute “covered funds” under the Volcker Rule. As a result of the Volcker Rule, a Fund, as holder of Inverse Floaters, is required to perform certain duties in connection with TOB financing transactions previously performed by banking entities. These duties may alternatively be performed by a non-bank third-party service provider. A Fund’s expanded role in TOB financing transactions as a result of the Volcker Rule may increase its operational and regulatory risk.

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Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”), which apply to TOB financing transactions and TOB Trusts. The Risk Retention Rules require the sponsor of a TOB Trust, which is deemed to be the Fund (as holder of the related Inverse Floaters), to retain at least 5% of the credit risk of the underlying security held by the TOB Trust. As applicable, the Fund will be subject to policies and procedures intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB financing transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that TOB financing transactions will continue to be a viable or cost-effective form of leverage. The unavailability of TOB financing transactions or an increase in the cost of financing provided by TOB transactions may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Loans. The Fund may make loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Fund to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investments in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent the Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

The Adviser may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite the Adviser’s efforts to avoid such possession, but in other instances the Adviser may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Adviser’s ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such

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limitations on the Adviser’s ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Adviser or an affiliate may hold other securities issued by borrowers whose loans may be held in the Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the loans held in the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s loans. In such cases, the Adviser may owe conflicting fiduciary duties to the Fund and other client accounts. The Adviser will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Adviser’s client accounts collectively held only a single category of the issuer’s securities.

Market Liquidity and Counterparty Credit Risks. The Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Among other effects, the turmoil led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. Market shifts of this nature may cause unexpectedly rapid losses in the value of the Fund’s positions. It is uncertain how long any liquidity or credit crisis will continue.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when the Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due—creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Substantial Ownership Positions. The Fund may accumulate substantial positions in the securities or even gain control of individual companies. At times, the Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of the Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, the Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of the Fund’s positions, may be difficult to anticipate and the possibility of successful claims against the Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded. Substantial ownership positions also may be more difficult or expensive to liquidate. At times regulatory or company-specific requirements may limit or block trading in a company’s securities by those deemed to be company “insiders” (officers, directors and certain large shareholders). These limitations may or may not be related to the possession of a company’s material non-public information.

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Structured Notes. The Fund may invest in structured notes, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. Structured securities differ from other types of securities in which the Fund may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument.

Cyber Security and Information Technology Risk. The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate their net asset values, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to violations of applicable privacy and other laws, regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund and its service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Fund and its service providers are potentially susceptible to operational and information security risks resulting from a cyber attack as the Fund is highly dependent upon the effective operation of its computer systems and those of its business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber attacks affecting the Fund’s service providers may adversely affect the Fund and its shareholders. For instance, cyber attacks may interfere with the processing of Fund transactions, including the processing of orders, impact the Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject the Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the Fund invests, which may cause the Fund’s investments to lose value. The Fund may also incur additional costs for cyber security risk management in the future. Although the Fund and its service providers have adopted security procedures to minimize the risk of a cyber attack, there can be no assurance that the Fund or its service providers will avoid losses affecting the Fund due to cyber attacks or information security breaches in the future.

SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

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SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from its predecessor, the London Interbank Offer Rate (“LIBOR”). LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

The Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.] Under the 1940 Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into.

Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. These events could also trigger adverse tax consequences for the Fund.

Restricted and Illiquid Instruments. The Fund may invest in illiquid securities, which generally includes any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

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The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund’s restriction on investing in illiquid securities. A determination as to whether a Rule 144A (or similarly restricted) security is liquid is a factual issue requiring an evaluation of a number of factors. In making this determination, which would be made only if consistent with the liquidity risk management program described above, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of the security. Investing in Rule 144A (or similarly restricted) securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if other qualified buyers are unwilling to purchase such securities.

The market for lower-quality debt instruments, including junk bonds, is generally less liquid than the market for higher-quality debt securities, and at times it may become difficult to sell lower-quality debt securities. The Fund, which will invest significantly in debt securities that are rated below investment grade, will be subject to greater liquidity risk than would an investment fund investing in higher rated securities. While no risk management program can be fail-safe, in accordance with Rule 22e-4 under the 1940 Act the Fund has adopted and implemented a written liquidity risk management program, under the supervision of the Board of Trustees, that is believed to be reasonably designed to assess and manage the Fund’s liquidity risk.

Special Situations Municipal Securities Risk. The availability of special situations municipal securities that present attractive investment opportunities has historically been sporadic and may in the future be rare or at times non-existent. As such, the portion of the Fund’s assets invested in special situations municipal securities may fluctuate significantly over time according to the availability of attractive special situations municipal securities opportunities. At times when the portion of the Fund’s assets invested in special situations municipal securities is low, due to lack of availability of special situations municipal securities or otherwise, that low level exposure to such securities may impede the Fund’s ability to fully pursue its investment objectives.

Special situations municipal securities present both unusual opportunities and challenges. The ability of the Fund to capitalize on its investments in special situations municipal securities will be dependent on several factors including, but not limited to the Adviser’s ability (1) to select special situations municipal securities to invest in that have good prospects for improving their creditworthiness over time, or otherwise experiencing price improvement; (2) to manage the various special situations municipal securities’ credits through the recovery process, including work-outs, buyouts and bankruptcies; (3) to buy attractively-priced special situations municipal securities that have the potential to appreciate significantly in value or minimize losses, depending on market conditions; and (4) to liquidate its investments in special situations municipal securities, either by selling such securities to other investors at attractive prices, or by receiving cash, securities or other assets of value after and as a result of a work-out or the issuer’s emergence from bankruptcy.

Floating Rate and Variable Rate Demand Notes. The Fund may purchase floating rate and variable rate demand notes for short-term cash management purposes. Floating rate and variable rate demand notes are debt instruments that provide for periodic adjustments in the interest rate. The interest rate on these instruments may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank’s prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate. Interest rate adjustments are designed to help stabilize the instrument’s price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the instrument’s market price when interest rates or benchmark rates rise, it may lower a Fund’s income when interest rates or benchmark rates fall. A Fund’s income from its floating rate and variable rate investments also may increase if interest rates rise. Floating rate and variable rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the

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obligation, or for other reasons. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the issuer. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and may reduce the value of its assets. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days’ notice. Such obligations may be secured by letters of credit or other credit support arrangements provided by banks. If these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to demand payment will be dependent on the ability of the issuer to pay principal and interest on demand. In addition, these may not be rated by credit rating agencies and may involve heightened risk of default by the issuer. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days’ notice to the holders. There is no assurance that the Fund will be able to reinvest the proceeds of any prepayment at the same interest rate or on the same terms as those of the original instrument. The absence of an active secondary market for floating rate and variable rate demand notes could make it difficult for the Fund to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults or during period in which the Fund is not entitled to exercise its demand rights. When a reliable trading market for the floating rate and variable rate instruments held by the Fund does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to the Fund’s limitation on investments in illiquid securities.

Floating Rate Securities. The Fund may also invest in short-term floating rate securities issued by municipal TOB Trusts (see also the discussion under “Inverse Floaters”). Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, a Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB Trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. TOB Trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

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MANAGEMENT OF THE FUND [TO BE UPDATED BY AMENDMENT]

The business of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with the Adviser (the “Investment Management Agreement”), is the responsibility of the Board of Trustees of the Fund, which elects officers responsible for the day-to-day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

The number of Trustees of the Fund is [●], [●] of whom are an “interested person” (as the term “interested person” is defined in the 1940 Act) (referred to herein as “Independent Trustees”). Some of the Trustees and officers are employees of the Adviser and its affiliates.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Fund is set forth below.

Trustees and Officers

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees
[ ]	Trustee (Chair)	[ ]	[ ]	]	[ ]
[ ]	Trustee	[ ]	[ ]	1	[ ]
[ ]	Trustee	[ ]	[ ]	1	[ ]
[ ]	Trustee	[ ]	[ ]	1	[ ]
[ ]	Trustee	[ ]	[ ]	1	[ ]
INTERESTED TRUSTEE
[ ]	Trustee	[ ]	[ ]	1	[ ]

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

(1)	The term of office of each officer is indefinite.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Fund. The Board has established three standing committees: the Executive Committee, the Audit Committee, and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. [ ] serve as the current members of the Executive Committee of the Board.

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The Audit Committee’s functions include reviewing the contract between the Fund and its independent registered public accounting firm (in this regard, assisting the Board in selecting the independent registered public accounting firm and being responsible for overseeing that firm’s compensation and performance); overseeing the audit process, including audit plans; overseeing the Fund’s accounting and financial reporting policies, procedures and internal controls and acting as liaison to the independent registered public accounting firm; reviewing financial statements contained in reports to regulators and shareholders with fund management and the independent registered public accounting firm; reviewing and, as appropriate, approving in advance non-audit services provided by the independent registered public accounting firm to the Fund, the Adviser, and, in certain cases, other affiliates of the Fund. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall not be “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act (as set forth in the charter). The members of the Audit Committee are [ ], each of whom is an Independent Trustee of the Fund.

The Nominating and Governance Committee’s functions include identifying and recommending individuals qualified to serve as Independent Trustees of the Fund; advising the Board with respect to Board composition, procedures, and committees; overseeing periodic self-evaluations of the Board and committees of the Board; monitoring corporate governance matters and making recommendations in respect thereof to the Board; acting as the administrative committee with respect to Board’s policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Trustees; and reviewing and making recommendations to the Board in respect of Independent Trustee compensation. The committee operates under a written charter adopted and approved by the Board. The members of the Nominating and Governance Committee are [ ], each of whom is an Independent Trustee of the Fund.

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Fund has a separate President. The standing committees of the Board are described above.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Fund between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for or to assist with specific aspects of the Board’s business.

In reaching these judgments, the Trustees considered their working experience with board leadership and committee structures, legal requirements under applicable law, including the 1940 Act, the perceived expectations of shareholders, information available on industry practice generally, the nature of the underlying investment programs, and the relationship between the Fund and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify the Trustees and officers against liabilities and expenses incurred in connection with any claim in which they may be involved because of their offices with the Fund, unless it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure and Risk Oversight

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly

26

reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as integrity and the exercise of professional care and business judgment. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

Except to the extent that such requirements are waived by a majority of the Continuing Trustees then in office at the time of the nomination of such Trustee, only persons satisfying the following qualification requirements may be nominated, elected, appointed, qualified or seated to serve as Trustees. Any such person:

•	must be at least twenty-one years of age and not older than the mandatory retirement age determined from time to time by the Trustees or a committee of the Trustees.

•	shall serve as a trustee or director of no more than 5 investment companies (including the Fund) having securities registered under the 1934 Act.

•

shall not serve or have served within the past 3 years as a trustee of any closed-end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed-end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed-end investment company or had served as a trustee since the inception of such closed-end investment company.

•

except as otherwise provided in the By-Laws, shall not be an employee, officer, partner, member, trustee, director or 5% or greater shareholder in any investment adviser (other than the Adviser or any investment adviser affiliated with the Adviser), investment company or entity controlling or controlled by any investment adviser (other than the Adviser or any investment adviser affiliated with the Adviser) or investment company.

•

shall not be and shall not have been subject to any censure, order, consent decree or adverse final action of any federal, state or foreign governmental or regulatory, barring or suspending such individual from participation in or association with any investment-related business or restricting such individual’s activities with respect to any investment-related business, nor shall such person be the subject of any investigation or proceeding that could reasonably be expected to result in such individual failing to satisfy the requirements of this paragraph, nor shall such person be or have engaged in any conduct that has resulted in, or could have reasonably been expected or would reasonably be expected to result in, the SEC censuring, placing limitations on the activities, functions, or operations of, suspending, or revoking the registration of any investment adviser the Investment Advisers Act of 1940, as amended.

•

may not, and any immediate family member of such person may not, be employed or employed within the last year by any investment company or any company or companies controlled by an investment company which in the aggregate own (A) more than three percent (3%) of the Outstanding Shares of the Fund, (B) securities issued by the Fund having an aggregate value in excess of five percent (5%) of the total assets of such investment company and any company or companies controlled by such investment company, (C) securities issued by the Fund and by all other investment companies having an aggregate value in excess of ten percent (10%) of the total assets of the investment company making such investment and any

27

company or companies controlled by the investment company making such investment, or (D) together with other investment companies having the same investment adviser and companies controlled by such investment companies, more than ten percent (10%) of the total outstanding shares of the Fund (an investment company making such investment(s) and any company or companies controlled by it in the aggregate owning securities in excess of the amounts set forth in (A), (B), (C) or (D) being referred to as a “12(d) Holder”), or by any person who controls, is controlled by, under common control with or acts in concert with a 12(d) Holder.

•

may not, and any immediate family member of such person may not, have accepted directly or indirectly, during the year of the election for which such individual is nominated or seated, or during the immediately preceding calendar year, any consulting, advisory, or other compensatory fee from any 12(d) Holder, any 5% Holder (as defined below) or from any person who controls, is controlled by, is under common control with or acts in concert with any 12(d) Holder or 5% Holder.

•

may not, and any immediate family member of such nominee may not, be an officer, director, partner or member (or person performing similar functions) of any 12(d) Holder, any 5% Holder or of any person who controls, is controlled by, is under common control with or acting in concert with a 12(d) Holder or a 5% Holder.

•

may not, and any immediate family member of such person may not, control or act in concert with any 12(d) Holder or any person who controls, is controlled by, is under common control with or acting in concert with a 12(d) Holder.

•

may not directly or indirectly own, control or hold with the power to vote, or be a member of a group of shareholders party to an agreement, arrangement or practice for sharing information or decisions concerning Shareholder actions or the acquisition, disposition or voting of shares, who together directly or indirectly own, control or hold with the power to vote, 5% or more of the outstanding shares of the Fund (each such person and each member of such a group, a “5% Holder”), may not control or act in concert with a 5% Holder, and may not be an immediate family member of a 5% Holder or of a person who controls or acts in concert with a 5% Holder; provided, however, that this paragraph shall not apply to any individual who would otherwise violate this paragraph solely due to any shares owned by the Adviser prior to the initial public offering of the Common Shares.

•

may not, and any immediate family member of such person may not, be employed or have been employed within the last year by any 5% Holder or any person who controls, is controlled by, is under common control with or acts in concert with a 5% Holder; provided, however, that this paragraph shall not apply to any individual who would otherwise violate this paragraph solely due to any shares owned by the Adviser prior to the initial public offering of the Common Shares.

•

shall not have been charged (unless such charges were dismissed or the individual was otherwise exonerated) with a criminal offense involving moral turpitude, dishonesty or breach of trust, or have been convicted or have pled guilty or nolo contendere with respect to a felony under the laws of the United States or any state thereof.

•

shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(a) of the 1940 Act that would result in, or could have reasonably been expected or would reasonably be expected to result in such individual or a company of which such individual is an affiliated person (as defined in the 1940 Act) being ineligible to serve or act in the capacity of employee, officer, director, member of an advisory board, investment adviser, or depositor of any registered investment company, or principal underwriter for any registered investment company, registered unit investment trust, or registered face-amount certificate company.

•

shall not be and shall not have been the subject of any of the ineligibility provisions contained in Section 9(b) of the 1940 Act that would permit, or could reasonably have been expected or would reasonably be expected to permit, the SEC by order to prohibit, conditionally or unconditionally, either permanently or for a period of time, such individual from serving or acting as an employee, officer, trustee,

28

director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person (as defined in the 1940 Act) of such investment adviser, depositor, or principal underwriter.

The following summarizes the experience and qualifications of the Trustees:

[ ]

Compensation of Trustees

Trustees who are not Interested Trustees are paid by the Fund an annual fee of $[●], a fee of $[●] in total for four regular quarterly Board meetings per year, and $[●] for each additional special meeting. Compensation may be paid for meetings of special committees, ad hoc committees or otherwise as the Trustees determine to be appropriate from time to time, though often separate compensation for a committee meeting is not paid when the committee meets on the same day as a full Board meeting. A Trustee also receives an annual fee of $[●] for serving as the chair of the Audit Committee. The Chair of the Board receives an additional annual fee of $[●] for serving in that position. Each Trustee is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund. The Independent Trustees received a one-time initial fee of $[●], except that the Board Chair received a one-time initial fee of $[●].

The following table shows, for each Independent Trustee, (1) the estimated aggregate compensation to be paid by the Fund projected during the Fund’s fiscal year after commencement of operation, and (2) the total compensation paid to each trustee by the fund complex during the calendar year ended December 31, [●].

Officers of the Fund and Interested Trustees do not receive any compensation from the Fund or any other fund in the fund complex. The Fund does not maintain a retirement plan for its Trustees.

Trustee Compensation Table

Name of Person, Position	Aggregate Compensation from the Fund**			Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees***
[ ]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]
[ ]	$	[	]	$	[	]
[ ]		—			—

*	Interested Trustees are not compensated by the Fund for their services.
**

The fund complex consists of the Fund, the First Eagle Funds, the First Eagle Overseas Variable Fund, First Eagle Credit Opportunities Fund, First Eagle Alternative Capital BDC, Inc. and First Eagle Senior Loan Fund.

***	Estimated aggregate compensation to be earned for the fiscal year ending [●], representing the Fund’s first fiscal year, for services to the Fund.

In addition, all persons serving as officers of the Fund (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Fund for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — Payments to the Adviser.” No reimbursement is sought for compensation of any amount that might be attributable and

29

payable to such a person solely for service as an officer of the Fund. As a separate matter (though such compensation may be covered under the reimbursement program as a matter of convenience), the Fund and the Adviser agree each year as to the relative portion of the compensation of the Chief Compliance Officer to be paid by each party.

Trustee Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, [●]:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees
Independent Trustees
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
[●]	[●]
Interested Trustee
[●]	[●]

[Since January 1, 2019, no Independent Trustee who is a trustee of another investment company whose adviser and principal underwriter are FEIM and FEF Distributors, respectively (i.e., First Eagle Funds), has held any other position with (i) the Fund (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser, (iii) the Adviser, or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser. Since [January 1, 2020], none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser. Since [January 1, 2019], none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser, (iii) an executive officer of such an investment company, (iv) the Adviser, (v) an executive officer of the Adviser, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser, or (vii) an executive officer of a person described in clause (vi) above. [●] is a Trustee of both the Fund and registered investment companies advised by affiliates of Blackstone Inc. Investment funds associated with Blackstone are among the owners of the Adviser.]

Prior to this offering of Common Shares, the Adviser will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore will own 100% of the outstanding Common Shares. The Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of this offering of Common Shares.

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INVESTMENT ADVISER [TO BE UPDATED BY AMENDMENT]

The Adviser

As described in the Fund’s Prospectuses, the Adviser manages the Fund. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a subsidiary of First Eagle Holdings, Inc. (“FE Holdings”). Based in New York City since 1937, FE Holdings, formerly Arnhold and S. Bleichroeder Holdings, Inc., traces its heritage to the German banking house Gebr. Arnhold, founded in Dresden in 1864. A controlling interest in First Eagle is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle and the Adviser through BCP CC Holdings.

The Adviser manages the investment operations of the Fund and the composition of the Fund’s portfolio in accordance with the Fund’s investment objectives, policies and restrictions. The Adviser also furnishes the Fund with office space and certain facilities required for the business of the Fund, and statistical and research data, and pays any compensation and expenses of the Fund’s officers as such and an agreed portion of the compensation of the Chief Compliance Officer. Certain of these expenses (including rent and compensation expenses) are, however, separately subject to reimbursement to the Adviser from the Fund.

Unless earlier terminated as described below, the Fund’s Investment Advisory Agreement with the Adviser will remain in effect for an initial two-year period. The Investment Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the 1940 Act, and that it may be terminated without penalty by either party no more than 60 days’ nor less than 30 days’ written notice.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund and the Fund reimburses or pays fees to the Adviser for providing these services (including costs related to personnel, overhead and other costs). Administrative services performed by the Adviser in exchange for these reimbursements or payments from the Fund are in addition to services performed by the Fund’s principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Fund are likewise in addition to the costs incurred in retaining those other service providers.

Advisory fees are paid monthly.

Payments to the Adviser

In return for the services listed above, the Adviser will receive an annual management fee, payable monthly, in an amount equal to [ ]% of the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) (“Managed Assets”). See “Management of the Trust – Investment Adviser” in the Fund’s prospectus.

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Portfolio Management

John Miller manages the Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals.

Portfolio Manager Assets Under Management

In addition to serving as a portfolio manager to the Fund, John Miller is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [●] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)		Assets (Total)
Registered Investment Company	[	●]	$	[	●]
Other Pooled Vehicles	[	●]	$	[	●]
Other Accounts	[	●]	$	[	●]

Type of Account Managed	Number of Accounts with Performance- based Fees		Assets (Accounts with Performance- based Fees)
Registered Investment Company	[	●]	[	●]
Other Pooled Vehicles	[	●]	[	●]
Other Accounts	[	●]	[	●]

In addition to serving as a portfolio manager to the Fund, [●] is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [●] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)		Assets (Total)
Registered Investment Company	[	●]	$	[	●]
Other Pooled Vehicles	[	●]	$	[	●]
Other Accounts	[	●]	$	[	●]

Type of Account Managed	Number of Accounts with Performance- based Fees		Assets (Accounts with Performance- based Fees)
Registered Investment Company	[	●]	$	[	●]
Other Pooled Vehicles	[	●]	$	[	●]
Other Accounts	[	●]	$	[	●]

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of the Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s High Yield Municipal Credit Team. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of [●] have received profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

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Although the portfolio managers listed above may be assisted by a team of professionals, such as associate portfolio managers, research analysts and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the portfolio managers and the team of investment professionals assisting the High Yield Municipal Credit Team and provides information regarding their professional backgrounds.

High Yield Municipal Credit Team	Principal Occupation(s) During Past 5 Years
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Portfolio Managers Securities Ownership

Because the Fund has not commenced operations, the Portfolio Manager did not own any securities of the Fund as of the date of this SAI.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
John Miller	None
[ ]	None
[ ]	None
[ ]	None
[ ]	None

Portfolio Manager Compensation Overview

Portfolio manager compensation consists of salary and an annual bonus, with the performance bonus representing an important portion of total compensation. The bonus is awarded in the firm’s discretion and generally will reflect the investment performance of the Fund and any other account managed by each portfolio manager, the financial results of the firm as a whole, and the portfolio manager’s contributions to the firm both as an individual and as a member of the firm’s investment teams. The bonus may include an award under a long-term incentive plan established by the firm, which may be notionally allocated among certain of the First Eagle Funds, including those managed by such portfolio manager (and possibly other notional investments related to the Adviser’s overall financial performance), or such other long-term or deferred performance-based plan that may be established by the firm. Additionally, each of the portfolio managers listed above may receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager. Likewise, any notional incentive plan awards that relate to the Adviser’s overall financial performance will give the recipient exposure to results that relate to products and business lines beyond those managed by the recipient.

Conflicts of Interest

Personnel of the Adviser (including the Fund’s portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that utilize investment programs that are substantially similar to that of the Fund managed by such personnel, including, in certain cases, proprietary and related accounts, and accounts that provide for incentive compensation (including performance fees). In addition, the Adviser currently serves, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts related to the Adviser

33

or its affiliates), some of which may provide for incentive compensation (such as performance fees). Consequently, the Adviser’s investment management activities present conflicts between the interests of the Fund and those of the Adviser and potentially among the interests of various accounts managed by the Adviser, principally with respect to allocation of investment opportunities among similar strategies. Although the Adviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for certain considerations, including primary allocations based on an account’s investment objective or investments in an asset class, tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser and/or may take different positions with respect to a particular security. In these cases, the Adviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Certain trading practices, such as consideration of research and brokerage services when selecting brokers, dealers or other execution parties, may give rise to conflicts of interest as discussed under the heading Portfolio Transactions and Brokerage. Conflicts also may be presented by portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in all of the funds that they manage (and are not invested in one Fund or another to the same extent).

Acting for more than one account also can present other conflicts and potential limitations on activities. For example, each account may have varying short- and long-term interests or may be subject to different account requirements. When such interests or account requirements conflict, the Adviser generally seeks to balance its respective interests in good faith. There also may be instances, especially with larger portfolio positions, when the activities of one or more accounts can operate to restrict further investment decisions for the position.

Conflicts of Interest Relating to Affiliates. The Adviser’s affiliation with Blackstone Inc. and Corsair Capital LLC (collectively, “Blackstone/Corsair”) requires the Adviser to manage conflicts of interest associated with dealings the Fund may have with those businesses or funds, clients or portfolio companies associated with them. For example, should the Adviser wish to cause the Fund to execute portfolio transactions through broker-dealers associated with Blackstone/Corsair, the commercial reasonableness of the brokerage compensation associated with those trades would have to be assessed. Other dealings may be more completely restricted. For example, the Fund may not be able to buy or sell property directly to or from Blackstone/Corsair or their associated accounts. There also may be limits on participation in underwritings or other securities offerings by Blackstone/Corsair or their associated funds, accounts or portfolio companies. The breadth of these affiliations at times may require the Fund to abstain from or restructure an otherwise attractive investment opportunity.

Investments in portfolio companies associated with Blackstone/Corsair may be restricted by the 1940 Act. To the extent such investments are permitted and the Fund invests in such a portfolio company (a portfolio company generally referring to a company owned by private equity funds managed by Blackstone/Corsair), conflicts of interest may arise from the presence of Blackstone/Corsair representatives on the company board or the payment of compensation by the company to Blackstone/Corsair or an affiliate. Moreover, the Adviser could have an incentive to allocate the Fund’s assets to such a portfolio company since affiliates of the Adviser have a direct or indirect financial interest in its success. There also may be instances where Blackstone/Corsair could be involved in bankruptcy proceedings of current investments or of issuers in which the Fund would otherwise invest, with potentially divergent interests as between the Fund and Blackstone/Corsair.

Code of Ethics

The Fund and the Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or

34

held by the Fund, with certain exceptions. This code of ethics is available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov, and copies of this code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

35

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated to the Adviser the authority to vote proxies received by the Fund from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser has adopted policies and procedures (collectively, the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Fund’s assets. It is the policy of the Adviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the Board of Trustees. The Adviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or in other situations where voting may not be practical or desirable.

The Adviser relies on Institutional Shareholder Services Inc., (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Fund has the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS Proxy Guidelines to be largely consistent with the views of the Adviser on various types of proxy proposals.

Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services or recommendations may be considered from time to time, including Glass, Lewis & Co., LLC, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website: http://www.issgovernance.com (with separate voting “guidelines” listed for issuers in the Americas; Europe, Middle East and Africa; and Asia-Pacific—certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Fund, such as those for pension plan investors and socially responsible investors).

Information regarding the proxy-voting record of the Fund for the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund at (800) 937-5449; or (ii) at www.firsteagle.com/individuals-home. This information also is available on the SEC’s website at http://www.sec.gov.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law.

Substantially all brokers through whom the Adviser executes orders provide proprietary research on general economic trends or particular companies. While not currently utilized, selected brokers may provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Many brokers also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may be fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic communication networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

In addition, services may be acquired or received either directly from executing broker-dealers, or indirectly through other broker-dealers in step-out transactions or similar arrangements. A “step-out” is an arrangement by which an investment manager executes a trade through one broker-dealer, but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear, settle, and receive commissions for, the stepped-out portion.

Equity securities traded in over-the-counter markets, bonds, including convertible bonds, and loans are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or futures, the Adviser seeks to obtain best execution or the most favorable execution under the circumstances. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include, but are not limited to, statistical and economic data, research reports on particular companies and industries, and meetings with corporate executives (sometimes referred to as “corporate access”). In general, research and brokerage services obtained from brokers may be used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants

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furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are generally significantly smaller than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for the Fund. Commission rates are based on the quality and quantity of execution services provided by the executing party and reflect generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure the research and investment services described above (sometimes referred to as “soft dollar” arrangements), subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. With respect to the Fund, on a quarterly basis, the Adviser will voluntarily credit back to the Fund the portion of such commissions paid by the Fund allocable to the provision of research services as described below. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Independent third-party research is a component of the Fund’s investment selection process and is either paid for directly by the Adviser (sometimes referred to as “hard dollar” arrangements) or obtained utilizing soft dollars through a commission sharing arrangement (“CSA”). The Adviser has entered into a CSA under which the Adviser executes transactions through, and obtains research from, a broker-dealer. Under a CSA, the Adviser may request that the broker-dealer allocate a portion of the commissions to another firm that provides research to the Adviser. To the extent that the Adviser continues to engage in commission sharing arrangements, many of the same conflicts related to traditional soft dollar arrangements exist.

In purchasing and selling debt instruments, the Adviser ordinarily places transactions with a broker-dealer acting as principal for the instruments on a net basis, with no brokerage commission being paid directly by the client (although the price may include undisclosed compensation, markups and markdowns) and may involve the designation of selling concessions. Debt instruments also may be purchased from underwriters at prices which include underwriting fees. Any transactions placed through broker-dealers as principals reflect the spread between the bid and ask prices.

The Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with the Fund solely because they are investment advisory clients of the Adviser or an affiliate. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

The Adviser pays, to the extent possible, in hard dollars out of its own resources for external research received by the Adviser, thereby limiting its use of soft dollars. Where the Adviser is not able to pay directly for external research, it continues to use soft dollars paid by the Fund to pay for such research. To the extent the Fund pays commissions that include a research component, the Adviser compensates the Fund for any amounts identified in the CSA as payments for research in the form of a voluntary reimbursement to the Fund made on a quarterly basis. The payment of hard dollars by the Adviser, combined with the reimbursement of amounts identified as payments for research, results in overall lower trading costs to the Fund’s shareholders relative to prior practices. Any such reimbursement is not considered to be related to a loan or advancement to the Adviser. This is because the payment for research by the Adviser in these circumstances is entirely voluntary.

While the Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in the Adviser’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government Securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

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REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of factors relating to the Fund such as dividend levels and stability (which will in turn be affected by Fund expenses, including the costs of any reverse repurchase agreements, borrowings, preferred shares and other leverage used by the Fund, levels of dividend and interest payments by the Fund’s portfolio holdings, levels of appreciation/depreciation of the Fund’s portfolio holdings, regulation affecting the timing and character of the Fund’s distributions and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The market price of the Common Shares may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund shares more specifically. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce any market discount. See “Tax Matters” in the Statement of Additional Information for a discussion of the tax implications of a tender offer by the Fund.

[Subject to applicable law and approval of the Board of Trustees, following the [18 month] anniversary of the date of this prospectus [through one year prior to the Dissolution Date], the Fund expects to offer to repurchase on an annual basis [●]% of the Fund’s outstanding Common Shares at net asset value. The Adviser may recommend that the Board approve repurchases of Common Shares more frequently than annually and may also recommend a different amount and price for the tender offer at its discretion. Each tender offer will be contingent upon the Fund having at least $[●] net assets as of a date as determined by the Board in its discretion. The Fund is not an “interval fund” within the meaning of Rule 23c-3 under the 1940 Act. While the Fund expects to offer to repurchase Shares from shareholders from time to time, no assurance can be given that these repurchases will occur as scheduled or at all because repurchases, including the amounts thereof, will be conducted at the sole discretion of the Board.]

If the Fund were to convert to an open-end company, the Common Shares likely would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Common Shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under “Tender Offer for Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate any such discount to NAV.

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DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange, such meetings are required as a condition to such listing and as otherwise required by its governing documents.

Preferred Shares

The Fund currently does not intend to issue Preferred Shares. Although the terms of any Preferred Shares that the Fund might issue in the future, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board, subject to applicable law and the Agreement and Declaration of Trust, it is likely that any such Preferred Shares issued would be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term debt securities, by providing for the periodic redetermination of the dividend rate at relatively short intervals through a fixed spread or remarketing procedure, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of any such Preferred Shares would be similar to those stated below.

Liquidation Preference

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which would be expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares would not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees at any time two years’ dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust and Bylaws” in the prospectus. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in the prospectus or this SAI and except as otherwise required by applicable law, holders of any Preferred Shares will have equal voting rights with holders of Common Shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of Common Shares as a single class.

The affirmative vote of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, would be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above would in each case be in addition to any other vote required to authorize the action in question.

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Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund would increase that leverage.

Liquidity Feature. Preferred Shares may include a liquidity feature that allows holders of Preferred Shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Fund would pay a fee to the provider of this liquidity feature, which would be borne by Common Shareholders of the Fund. The terms of such liquidity feature may require the Fund to redeem Preferred Shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Fund.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the holders of Common Shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of Common Shares and, depending on their terms, any Preferred Shares outstanding at that time, of other classes of shares as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, except for the Common Shares.

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TAX MATTERS [TO BE UPDATED BY AMENDMENT]

The Fund intends to elect to be treated and to qualify annually as a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify as a RIC for a taxable year, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax-exempt interest income (net of certain costs allocable to such income) for the year. A U.S. Common Shareholder means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

The Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the RIC qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the savings provisions described below, if a sufficient portion of the Fund’s assets were not stock or such securities or if a sufficient portion of the Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a RIC for such taxable year.

If the Fund fails to qualify for taxation as a RIC for any taxable year, the Fund’s income will be taxed at the Fund level at regular corporate rates. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions. The Fund has elected and intends to qualify annually as a RIC under the Code.

If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this savings provision in order to meet the gross income test.

In addition, if the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the

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total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the savings provision described in (b) of this paragraph in order to meet the asset diversification test.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

For purposes of determining the amount of its investment company taxable income and net capital gains that the Fund has distributed to its shareholders for a taxable year, the Fund may elect to treat certain distributions paid in the following taxable year as having been paid in the earlier taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Finally, any foreign currency transactions that are not directly related to the Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

Dividends paid out of the Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from the Fund may be eligible for the reduced tax rates applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and reports a portion of its dividends as such in a written statement to shareholders. Provided that certain holding period requirements are met at the Fund and shareholder levels, to the extent that a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so reported by the Fund in a written statement to shareholders.

Any dividends paid by the Fund that are attributable to distributions from REITs will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the reduced tax rates on certain Fund dividends earned by non-corporate shareholders (including individuals). However, for tax years before January 1, 2026, proposed Treasury regulations, on which taxpayers may currently rely, provide that dividends attributable to distributions from REITs (other than capital

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gain dividends, as defined in section 857(b)(3) of the Code, and qualified dividend income) may be treated by non-corporate shareholders as “qualified REIT dividends” and such shareholders generally may deduct 20% of the amount of qualified REIT dividends they receive from their taxable income under section 199A of the Code, if and to the extent such shareholders meet the holding period requirements for their Fund shares, described in the next sentence, and the Fund satisfies similar holding period requirements for the REIT shares. The shareholder holding period requirements are met if the Fund shares are held by the shareholder for more than 45 days (taking into account the principles of section 246(c)(3) and (4) of the Code) during the 91-day period beginning on the date which is 45 days before the date on which such shares become ex-dividend with respect to such dividend, but only if and to the extent the shareholder is not under an obligation to make related payments with respect to positions in substantially similar or related property.

For tax years before January 1, 2026, non-corporate shareholders who are direct holders of PTPs generally are eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” The Fund will not be able to claim such a deduction in respect of income allocated to it by other PTPs in which it invests, and absent any additional guidance, the law does not allow the Fund to pass through to its non-corporate shareholders the special character of this income and to claim a deduction in respect of Fund dividends attributable to such income.

Distributions of net capital gains derived from all sales of portfolio securities by the Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at long-term capital gain rates, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction for corporate shareholders. After the close of each fiscal year, the Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends-received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Distributions of gains realized on collectibles, such as gains on gold and silver bullion, held for one year or less, are taxable to a U.S. shareholder as short-term gains. Distributions of gains realized on collectibles held for greater than one year, to the extent properly reported as such by the applicable Fund, are taxable to non-corporate shareholders at a maximum 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by the Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments corresponding to such income. In addition, the Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

The Fund investing in debt instruments is at risk of or is in default may become subject to special tax issues regarding when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent it may take deductions for bad debts or worthless securities, how payments received on defaulted instruments should be allocated between principal and interest, and whether exchanges or modifications of debt

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instruments are taxable. These and other issues related to at-risk debt instruments also may affect the amount of income that the Fund is required to distribute to preserve its status as a RIC and to avoid becoming subject to federal income or excise tax.

The Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund also may have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Certain regulated futures, nonequity options, and foreign currency contracts in which the Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092 of the Code), is not granted by an options dealer (within the meaning of section 1256(g)(8) of the Code) in connection with the options dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.” The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary

45

according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, the Fund may recognize gain from a constructive sale of certain “appreciated financial positions” generally if the Fund enters into an offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If the Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally, gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by the Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

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In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, and wash sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received may be qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Upon the sale or other disposition of shares of the Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Fund’s investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the

47

Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. If the Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders. Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by the Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If the Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. An election to deduct foreign taxes instead of claiming foreign tax credits applies to all foreign taxes paid or accrued in the relevant taxable year. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, a fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to the Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax, and the Fund would not be able to avoid such tax and interest charge by distributing the “excess distributions” and gain to the Fund’s shareholders. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

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The Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, the Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund (but would be taxable to shareholders). In order to make a QEF election, the Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

The Fund may be required to withhold U.S. federal income tax currently at the rate of 24% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), and applicable “intergovernmental agreements” entered into thereunder, ordinary dividends paid by the Fund to “foreign financial institutions” and certain other foreign entities will be subject to U.S. withholding tax at a rate of 30% unless various certification, information reporting, due diligence and other applicable requirements (different from, and in addition to, those described above) are satisfied. In general, no such withholding will occur with respect to a U.S. person or non-U.S. individual that timely provides the Fund with a valid IRS Form W-9 or applicable W-8, respectively. Payments that are taken into account as effectively connected income are not subject to these withholding rules. Foreign shareholders should consult their own tax advisers regarding FATCA and the application of these requirements to their investments in the Fund.

Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under an applicable tax treaty. However, certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a foreign shareholder and reported as such are eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Fund does not intend to report interest-related or short-term capital gain dividends. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Special rules may apply to shareholders who are non-resident aliens or foreign entities receiving the Fund distribution if at least 50% of the Fund’s assets consist of interests in United States real property interests (as defined in Section 897(c)(1) of the Code), including certain REITs and United States real property holding corporations (as defined in Section 897(c)(2) of the Code). Fund distributions that are attributable to gain from the disposition of a United States real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund’s shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply

49

to a foreign shareholder’s gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund’s shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund’s shares at any time during the five-year period ending on the date of sale. Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.

Fund shareholders may be subject to state, local and foreign taxes on the Fund distributions. Also, the tax consequences to a foreign shareholder of an investment in the Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

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EXPERTS

The Financial Statements of the Fund are audited by [●], an independent registered public accounting firm. The principal business address of [●] is [●].

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets is [ ] (the “Custodian”), whose principal business address is [4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245]. The Custodian will be responsible for, among other things, custodial, fund accounting, settlement, asset servicing and other associated services. The Fund’s transfer, shareholders services, dividend disbursement agent, and dividend reinvestment plan agent is [●]. [●] is located at [●].

ADDITIONAL INFORMATION

[●]

FINANCIAL STATEMENTS

[TO BE PROVIDED BY AMENDMENT]

NOTES TO FINANCIAL STATEMENTS

[TO BE PROVIDED BY AMENDMENT]

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APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard &

2

Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used

3

upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

MUNICIPAL SHORT-TERM NOTE RATINGS DEFINITIONS

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating.

In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

1.	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

2.	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

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Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:

Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

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MEDIUM-TERM NOTE PROGRAM RATINGS

Moody’s assigns provisional ratings to medium-term note (“MTN”) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM OBLIGATION RATINGS

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years’ maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

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MIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch Ratings, Inc.— A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

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c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

The ratings do not predict a specific percentage of default likelihood over any given time period.

The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer’s securities or stock.

The ratings do not opine on the possible loss severity on an obligation should an issuer default.

The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

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F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

The ratings do not predict a specific percentage of default likelihood over any given time period.

The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

The ratings do not opine on the liquidity of the issuer’s securities or stock.

The ratings do not opine on the possible loss severity on an obligation should an obligation default.

The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential

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downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

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Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Modifier Actions

Modifiers include Rating Outlook, Rating Watch, and Recovery Rating.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

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Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Revision Outlook*

The Rating Outlook status has changed independent of a full review of the underlying rating.

*

A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an “ * “ in the above definitions.

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PART C — OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a.1	Certificate of Trust dated April 4, 2024.(1)

a.2	Declaration of Trust dated April 3, 2024.(1)

b.	By-laws of Registrant.*

c.	None.

d.	[None].

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan*

f.	None.

g.1	Investment Advisory Agreement dated [●], 2024.*

h.1	Form of Underwriting Agreement.*

h.2	Specimen Dealer Letter Agreement.*

h.3	Specimen Master Selected Dealer Agreement.*

h.4	Specimen [●] Master Selected Dealers Agreement.*

h.5	Specimen [●] Master Agreement Among Underwriters.*

h.6	Form of Structuring Fee Agreement.*

i.	None

j.1	Amended and Restated Global Custody Agreement and dated [●] (the “Custodian Agreement”).*

j.2	Exhibit A to Custodian Agreement dated [●].*

k.1	Transfer Agency and Registrar Services Agreement and dated [●] (the “Transfer Agency Agreement”).*

l.	Opinion of Simpson Thacher & Bartlett LLP.*

m.	Not Applicable.

n.	Consent of [●].*

o.	None.

p.	Subscription Agreement dated [●], 2024.*

q.	None.

r.1	Code of Ethics of the Registrant.*

r.2	Code of Ethics for the Adviser.*

s.	Calculation of Filing Fee.(1)

t.	Power of Attorney.

*	To be filed by amendment.
(1)	Filed herewith.

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Item 26: Marketing Arrangements

[Reference is made to the Form of Underwriting Agreement filed as [●] to this Registration Statement.]

[See Paragraph [●] of the Specimen Dealer Letter Agreement filed as [●] to this Registration Statement.]

[See Sections [●] of the Specimen [●] Master Selected Dealer Agreement filed as [●] to this Registration Statement.]

[See the Introductory Paragraph and Sections [●] of the Specimen [●] Master Selected Dealers Agreement filed as [●] to this Registration Statement.]

[See the Introductory Paragraph and Sections [●] of the Specimen [●] Master Agreement Among Underwriters filed as to this Registration Statement.]

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$	*
Financial Industry Regulatory Authority fees	$	*
Promotion	$	*
Printing and engraving expenses	$	*
Legal Fees	$	*
Exchange listing fees	$	*
Audit	$	*
Miscellaneous expenses	$	*
TOTAL	$	*

*	To be provided by amendment.

Item 28: Persons Controlled by or under Common Control with Registrant

None.

Item 29: Number of Holders of Securities

At [●], 2024:

Title of Class	Number of Record Holders
Common Shares	0

Item 30: Indemnification

The Registrant’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), dated [     ], provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise (“Covered Person”)) shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been determined to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties

2

involved in the conduct of his office by a court of competent jurisdiction or other body before which the proceeding was brought, evidenced by a final non-appealable order; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority [of a quorum] of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the [outstanding voting securities] (excluding any Outstanding Shares owned of record or beneficially by such individual). The Declaration also provides that if any shareholder or former shareholder of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Registrant and satisfy any judgment thereon from the assets of the Registrant.

The Registrant, its Trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers, controlling persons of the Registrant and underwriter, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant’s expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser

The description of the First Eagle Investment Management, LLC (the “Adviser”) under the caption “Risks” in the prospectus and under the caption “Management of the Fund” in the Statement of Additional Information of this Registration Statement are incorporated by reference herein. Information as to the trustees and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the trustees and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-50659) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32: Location of Accounts and Records

The books, accounts and records of the Registrant required by Section 31(a) under the Investment Company Act of 1940, as amended and the rules promulgated thereunder are maintained at the office of the Registrant at 1345 Avenue of the Americas, New York, New York 10105.

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Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

a)	to file, during a period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs a(1), a(2), and a(3) of this section do not apply to the extent the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

b)

that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

A. Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

B. Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of

4

sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser

4. Registrant undertakes that, for the purpose of determining any liability under the Securities Act:

a) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) shall be deemed to be a part of this registration statement as of the time it was declared effective; and

b) each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

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5. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of New York, and State of New York, on the 19th day of April 2024.

FIRST EAGLE MUNICIPAL HIGH INCOME FUND
(A Delaware statutory trust)

/s/ David P. O’Connor
Name: David P. O’Connor
Title: Sole Trustee, President, Secretary and Treasurer

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ David P. O’Connor David P. O’Connor	Sole Trustee, President, Secretary and Treasurer	April 19, 2024

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EXHIBIT INDEX

a.1	Certificate of Trust dated April 4, 2024.

a.2	Declaration of Trust dated April 3, 2024.

s.	Calculation of Filing Fee.

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